UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Magellan Health Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAGELLAN HEALTH SERVICES, INC.
55 Nod Road
Avon, Connecticut 06001
www.magellanhealth.com

March 31, 2006

Dear Shareholder:

You are cordially invited to attend the 2006 annual meeting of shareholders of Magellan Health Services, Inc. to be held on Tuesday, May 16, 2006 at 9:00 a.m. local time, at The Avon Old Farms Inn, 1 Nod Road, Avon, Connecticut 06001.

This year, two (2) directors are nominated for election to our board of directors. At the meeting shareholders will be asked to: (i) elect two (2) directors to serve until our 2009 annual meeting; (ii) approve the 2006 Management Incentive Plan; (iii) approve the 2006 Director Equity Compensation Plan; (iv) approve the 2006 Employee Stock Purchase Plan; and (v) ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2006.

The accompanying proxy statement provides a detailed description of these proposals. We urge you to read the accompanying materials so that you may be informed about the business to be addressed at our annual meeting.

It is important that your shares be represented at the annual meeting. Accordingly, we ask you, whether or not you plan to attend the annual meeting, to complete, sign and date your proxy and return it to us promptly in the enclosed envelope or to otherwise vote in accordance with the instructions on your proxy card. If you attend the meeting, you may vote in person, even if you have previously mailed in your proxy. However, if you hold your shares in a brokerage account (“street name”), you will need to provide a proxy form from the institution that holds your shares reflecting stock ownership as of the record date, to be able to vote by ballot at the meeting.

We look forward to seeing you at the meeting.

IF YOU PLAN TO ATTEND THE MEETING:

Registration and seating will begin at 8:00 a.m. Shareholders and their guests will be asked to sign-in and may be asked to present valid picture identification. Shareholders holding stock in street name will need to obtain a proxy form from their broker or other institution that holds their shares to evidence stock ownership as of the record date.

Sincerely,

Steven J. Shulman
Chairman and Chief Executive Officer

MAGELLAN HEALTH SERVICES, INC.
55 Nod Road
Avon, Connecticut 06001

Notice of Annual Meeting of Shareholders

TIME AND DATE	9:00 a.m. on Tuesday, May 16, 2006
PLACE	The Avon Old Farms Inn, 1 Nod Road, Avon, CT 06001
PURPOSE	(1)	To elect two (2) members of the board of directors to serve for three-year terms;
	(2)	To approve the 2006 Management Incentive Plan;
	(3)	To approve the 2006 Director Equity Compensation Plan;
	(4)	To approve the 2006 Employee Stock Purchase Plan;
	(5)	To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year 2006; and
	(6)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
RECORD DATE	You can vote if you are a shareholder of record at the close of business on March 27, 2006.
PROXY VOTING

It is important that you vote your shares. You can vote your shares by completing and returning the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

DANIEL N. GREGOIRE
Secretary

Avon, Connecticut
March 31, 2006

TABLE OF CONTENTS

INTRODUCTION	1
ABOUT THE MEETING	1
What is the purpose of the annual meeting?	1
Who is entitled to vote at the meeting?	1
What constitutes a quorum and why is one required?	1
How do I vote?	2
Can I change my vote?	2
What vote is required to approve each proposal?	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3
Who are the largest owners of your stock?	3
How much stock do your executive officers and directors own?	4
Equity Compensation Plan Information Table	5
Section 16(a) Beneficial Ownership Reporting Compliance	5
CORPORATE GOVERNANCE AND RELATED MATTERS	6
General	6
Lead Director	6
Committees of the Board of Directors	6
Number of Meetings and Attendance	7
Directors’ Compensation	8
Process for Selecting Nominees to the Board	9
Director Independence	12
Codes of Ethics	13
Disclosure Controls and Procedures	13
Communications with Directors and Management	13
PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS	14
Certain Information Regarding Our Directors	15
Directors	15
Director Election and Terms of Office	18
Arrangements Regarding the Nomination of Directors	18
EXECUTIVE COMPENSATION	19
Summary Compensation Table	19
Option Grants in 2005	21
Aggregated Option Exercises in Fiscal Year 2005 and Option Values at December 31, 2005	21
Benefit Plans	22
Compensation Committee Interlocks and Insider Participation	24
EXECUTIVE OFFICERS	25
Executive Officers of the Registrant	25
Employment Contracts	26
Certain Relationships and Related Transactions	29
Report of the Management Compensation Committee	30
Report of the Audit Committee	33
Comparison of Cumulative Total Returns	35
PROPOSAL NUMBER TWO—APPROVAL OF THE 2006 MANAGEMENT INCENTIVE PLAN	36
Administration	37
Participants	37
Types of Awards	38

Adjustments to Awards	39
New Plan Benefits	39
Limitations on Transfer and Resale of Shares	40
Amendment or Termination of the 2006 MIP	41
Prohibition on Repricing Without Shareholder Approval	41
Certain Federal Income Tax Matters	41
Additional Information	44
PROPOSAL NUMBER THREE—APPROVAL OF THE 2006 DIRECTOR EQUITY COMPENSATION PLAN	44
Participation	45
Restricted Share and Option Grants	45
Restrictions and Vesting	45
New Plan Benefits	45
Shares Available Under the Plan	46
Amendment and Termination	46
Certain Federal Income Tax Matters	46
Additional Information	47
PROPOSAL NUMBER FOUR—APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN	47
Administration	47
Eligibility	48
Participation	48
Amendment or Termination of the Plan	49
Certain Federal Income Tax Matters	49
Additional Information	50
PROPOSAL NUMBER FIVE—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	50
Audit, Audit-Related, Tax and Other Fees	50
ADDITIONAL INFORMATION	51
Shareholder Proposals	51
Solicitation	51
OTHER MATTERS	51
REQUESTS FOR MORE INFORMATION	51
Appendix A—2006 Management Incentive Plan	A-1
Appendix B—2006 Director Equity Compensation Plan	B-1
Appendix C—2006 Employee Stock Purchase Plan	C-1

MAGELLAN HEALTH SERVICES, INC.
55 Nod Road
Avon, Connecticut 06001

Proxy Statement for Annual Meeting of Shareholders
To Be Held May 16, 2006

INTRODUCTION

This proxy statement is being furnished to shareholders of Magellan Health Services, Inc., a Delaware corporation (the “company”), in connection with the solicitation of proxies by our board of directors for use at our annual meeting of shareholders to be held on Tuesday, May 16, 2006, at 9:00 a.m., local time, at The Avon Old Farms Inn, 1 Nod Road, Avon, Connecticut 06001, and any adjournment or postponement thereof. This proxy statement is dated March 31, 2006, and is first being mailed to shareholders along with the related form of proxy on or about March 31, 2006.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At the annual meeting, shareholders will be asked to consider and vote upon five proposals: (i) to elect two (2) directors to serve until the 2009 annual meeting (“Proposal Number One”); (ii) to approve the 2006 Management Incentive Plan (“Proposal Number Two”); (iii) to approve the 2006 Director Equity Compensation Plan (“Proposal Number Three”); (iv) to approve the 2006 Employee Stock Purchase Plan (“Proposal Number Four”); and (v) to ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2006 (“Proposal Number Five”). In addition, management will report on our performance and respond to your questions.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on March 27, 2006, the date our board of directors has fixed as the record date for determining holders of outstanding shares of our Ordinary Common Stock, par value $.01 per share (“common stock”), who are entitled to notice of and to vote at the annual meeting, are entitled to vote at the meeting.

What constitutes a quorum and why is one required?

The presence at the meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a matter on the record date will constitute a quorum. A quorum is required by law for any action to be taken at the annual meeting. As of March 13, 2006, the approximate number of holders of record of our common stock was 327, and 36,945,150 shares of our common stock were issued and outstanding. The presence, in person or by proxy, of the holders of common stock representing at least 18,472,576 votes would be required to establish a quorum.

Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on any proposal. Broker non-votes occur when a broker nominee, holding shares in street name for the beneficial owner thereof, has not received voting instructions from the beneficial owner and does not have discretionary authority to vote. Because Proposals Number Two, Three, Four and Five require the affirmative vote of the holders of a majority of the shares present or represented by proxies at the meeting, broker non-votes will have the effect of votes against those proposals.

A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

How do I vote?

If you complete and properly sign and return the accompanying proxy card in time for the meeting, it will be voted as you direct. If you are a registered shareholder on the record date and attend the meeting, you may deliver your completed proxy card in person. If your shares are held on the record date by a broker in street name and you wish to vote at the meeting in person or by proxy, you must obtain a proxy form from your broker to evidence your ownership and voting rights. Your votes will be counted by tellers of our transfer agent. These tellers will canvass the shareholders present at the annual meeting, count their votes and count the votes represented by proxies presented.

Unless your proxy specifies otherwise, proxies will be voted (a) FOR the election of the nominated directors; (b) FOR approval of the 2006 Management Incentive Plan; (c) FOR approval of the 2006 Director Equity Compensation Plan; (d) FOR approval of the 2006 Employee Stock Purchase Plan; (e) FOR the ratification of Ernst & Young LLP as our independent auditors for fiscal year 2006; and (f) otherwise in the discretion of the proxy holders as to any other matter that may come before the annual meeting. We expect that our current executive officers and members of our board of directors will vote their shares (representing approximately 1.3% of the shares of common stock issued and outstanding as of March 13, 2006) in favor of election of the nominee directors in Proposal Number One, in favor of Proposal Number Two, in favor of Proposal Number Three, in favor of Proposal Number Four and in favor of Proposal Number Five, as presented in this proxy statement.

Can I change my vote?

Any shareholder who has given a proxy has the power to revoke such proxy at any time before it is voted either: (i) by filing a written revocation or a duly executed proxy bearing a later date, by mail, with Daniel N. Gregoire, our Secretary, at Magellan Health Services, Inc., 55 Nod Road, Avon, Connecticut 06001; (ii) by appearing at the annual meeting and voting in person; or (iii) by casting another vote in the same manner as the original vote was cast. Attendance at the annual meeting will not in and of itself constitute the revocation of a proxy. Voting by those present during the conduct of the annual meeting will be by ballot.

What vote is required to approve each proposal?

Election of Directors.   The affirmative vote of a plurality of the votes of the shares of common stock that are present in person or represented by proxy at the annual meeting and entitled to vote, is required to elect the directors.

Approval of 2006 Management Incentive Plan.   The affirmative vote of the holders of a majority of the votes that are present in person or represented by proxy at the annual meeting and entitled to vote is required to approve this proposal.

Approval of 2006 Director Equity Compensation Plan.   The affirmative vote of the holders of a majority of the votes that are present in person or represented by proxy at the annual meeting and entitled to vote is required to approve this proposal.

Approval of 2006 Employee Stock Purchase Plan.   The affirmative vote of the holders of a majority of the votes that are present in person or represented by proxy at the annual meeting and entitled to vote is required to approve this proposal.

Ratification of Independent Auditors.   The affirmative vote of the holders of a majority of the votes that are present in person or represented by proxy at the annual meeting and entitled to vote is required to approve this proposal.

We will post the results of the voting on our Internet site at www.magellanhealth.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Who are the largest owners of your stock?

The following table sets forth certain information as of March 13, 2006 (except as otherwise noted) with respect to any person known by the company to be the beneficial owner of more than 5.0% of the outstanding shares of Ordinary Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Quaker Capital Management Corporation(2)	1,852,445	5.0%
401 Wood Street, Suite 1300
Pittsburgh, PA 15222
RS Investment Management Co. LLC(3)	2,740,340	7.4%
388 Market Street, Suite 1700
San Francisco, CA 94111
TimesSquare Capital Management, LLC(4)	2,360,067	6.4%
Four Times Square, 25th Floor
New York, NY 10036

(1)          The information regarding the beneficial ownership of common stock by such individual or entity is included herein in reliance on its reports filed with the United States Securities and Exchange Commission (the “SEC”), except that the percentage of common stock beneficially owned is based upon the company’s calculations made in reliance upon the number of shares reported to be beneficially owned by such person or entity in such reports and on 36,945,150 shares of common stock issued and outstanding as of March 13, 2006.

(2)          Based on information set forth in a Schedule 13G filed with the SEC on February 14, 2006. Quaker Capital Management Corporation is an investment adviser which is deemed under SEC rules to beneficially own stock owned by its investment advisory clients.

(3)          Based on information set forth in Amendment No. 1 to Schedule 13G filed with the SEC on February 10, 2006. RS Investment Management Co. LLC is the general partner of RS Investment Management, L.P., which is a registered investment adviser and a managing member of registered investment advisers. George R. Hecht is a control person of both entities.

(4)          Based on information set forth in Amendment No. 1 to Schedule 13G filed with the SEC on February 10, 2006. TimesSquare Capital Management, LLC is an investment adviser which is deemed under SEC rules to beneficially own stock owned by its investment advisory clients.

Prior to May 2005, the company had two outstanding classes of common stock: Ordinary Common Stock and Multiple and Variable Vote Restricted Common Stock (the “Multi-Vote Common Stock”). The shares of Multi-Vote Common Stock were entitled, in the aggregate, to the same number of votes as all of the issued and outstanding Ordinary Common Stock. The Multi-Vote Common Stock was owned by an affiliate of Onex Corporation (“Onex”). Upon a sale of any shares of Multi-Vote Common Stock to any person that is not an affiliate of Onex, such shares were automatically converted to Ordinary Common Shares. As of May 20, 2005, June 2, 2005 and November 9, 2005, Onex sold all of its shares of common stock and thus all shares outstanding are now shares of Ordinary Common Stock and there are no shares of Multi-Vote Common Stock outstanding.

How much stock do your executive officers and directors own?

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 13, 2006 (except as otherwise noted) by: (i) each director and nominee for director; (ii) each of the current executive officers named in the Summary Compensation Table; and (iii) the directors and all executive officers (including three executive officers who were not named in the Summary Compensation Table) as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)(3)	Percent of Class (4)
Steve Shulman(5)	275,281	*
René Lerer, M.D.(6)	85,440	*
Robert M. Le Blanc	—	—
Barry M. Smith	3,000	*
Saul E. Burian	5,719	*
Michael P. Ressner	5,719	*
William J. McBride	5,719	*
Michael Diament	5,719	*
Mark Demilio(7)	57,139	*
Daniel N. Gregoire(8)	23,902	*
All directors and executive officers as a group (12 persons)(9)	500,761	1.3%

*                    Less than 1.0% of total outstanding.

(1)          Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. This table is based upon information supplied by the directors and executive officers.

(2)          Includes as beneficially owned vested stock options and warrants held by such individuals which are exercisable within 60 days of March 13, 2006, in accordance with SEC Rule 13d-3.

(3)          Does not include recently-granted restricted share units and options under the 2006 Management Incentive Plan, for which shareholder approval remains pending. See “Proposal Number Two—Approval of the 2006 Management Incentive Plan” below.

(4)          The percentage of common stock beneficially owned is based upon 36,945,150 shares of common stock issued and outstanding as of the above date.

(5)          Includes 156,884 shares owned outright or as restricted stock and 118,397 shares underlying vested stock options exercisable within 60 days of March 13, 2006.

(6)          Includes 14,671 shares owned outright or as restricted stock and 70,769 shares underlying vested stock options exercisable within 60 days of March 13, 2006.

(7)          Includes 9,781 shares owned outright or as restricted stock and 47,358 shares underlying vested stock options exercisable within 60 days of March 13, 2006.

(8)   Includes 2,390 shares owned outright or as restricted stock and 21,512 shares underlying vested stock options exercisable within 60 days of March 13, 2006.

(9)          Includes 223,537 shares owned outright or as restricted stock and 277,224 shares underlying vested stock options exercisable within 60 days of March 13, 2006.

Equity Compensation Plan Information Table

The following table includes the specified information as of December 31, 2005 for all of our equity compensation plans that have been approved by our shareholders and any of our equity compensation plans that have not been approved by shareholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	4,014,711	$18.50	924,576	(2)
Equity compensation plans not approved by security holders(3)	—	—	—
Total	4,014,711	$18.50	924,576	(2)

(1)          Equity compensation plans approved by our shareholders include the 2003 Management Incentive Plan (the “2003 MIP”) and the 2005 Director Stock Compensation Plan.

(2)          Includes 912,576 shares available under the 2003 MIP and 12,000 shares under the 2005 Director Stock Compensation Plan. Of the number of shares remaining available for future issuance under the 2003 MIP, the company has committed to granting 891,791 shares under options to certain employees as described under “Executive Compensation—Benefit Plans—2003 Management Incentive Plan” below. In the event that less than 891,791 shares are awarded under these option commitments, the company has undertaken not to issue the awards in the amount of the shortfall as restricted stock, restricted stock units or other full-value awards. The 20,785 remaining uncommitted shares under the 2003 MIP are available for grant under the terms of the 2003 MIP.

(3)          All equity compensation plans in effect as of December 31, 2005 have been approved by our shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership of our common stock with the SEC. Executive officers, directors and greater than 10% shareholders are required by the SEC to furnish us with copies of all Section 16(a) reports that they file.

Based on our review of the copies of such reports, or written representations from certain reporting persons that no reports on Form 3, 4 or 5 were required for those persons, we believe that all reports required by Section 16(a) to be filed by our executive officers, directors and greater than 10% shareholders during 2005 were filed on a timely basis except that each of Mr. Shulman, Dr. Lerer and Mr. Demilio filed one late Form 4 and one amended Form 4 in June 2005 to report a small arithmetic error in the number of restricted shares granted to them and the exercise price of options issued to them in January 2004.

CORPORATE GOVERNANCE AND RELATED MATTERS

General

The business and affairs of the company are managed under the direction of the board of directors. The size of the board has been fixed at nine (9) directors, divided into three groups of directors who serve for staggered three-year terms. Following the resignation of Mr. Haft in October 2005, a vacancy exists in the board among the directors whose terms expire in 2008 which the board intends to fill during 2006 by appointment. The board has been structured in this fashion to provide continuity in the board’s policies and to encourage members to adopt a long-term outlook in dealing with the Company’s affairs.

Several provisions of the company’s by-laws and the policies adopted by the board are designed to promote effective and independent governance of the company. Under the by-laws, the board is required to present to the shareholders nominees for election as director and to take other corporate actions to cause the composition of the board, and in particular its Audit and Management Compensation Committees, to meet all applicable independence requirements. As described under “Director Independence” below, the NASDAQ Stock Market (“NASDAQ”) listing standards require the company’s board to be comprised of a majority of independent directors. Additional independence requirements under NASDAQ and SEC rules apply to the composition of the Audit and Management Compensation Committees. Our by-laws also provide for designation of a lead director to fulfill various leadership functions on behalf of the non-employee directors if, as is currently the case, the chairman of the board also serves as an officer of the company. Currently, Mr. Shulman, the company’s Chairman of the Board, also serves as Chief Executive Officer. The board has also adopted corporate governance guidelines which address several issues with how the board functions; the guidelines are posted on our Internet site at www.magellanhealth.com.

Lead Director

Currently, Mr. Le Blanc serves as the lead director of the board of directors. In that role, Mr. Le Blanc chairs the executive sessions of our outside (non-management) directors. In addition, Mr. Le Blanc has been designated the lead director for purposes of receiving communications from interested parties and from shareholders pursuant to rules of the SEC. You may express your concerns, whether such concerns relate to accounting-related matters or otherwise, by contacting the lead director through the communication channels set forth in the section entitled “Communications with Directors and Management” below.

Committees of the Board of Directors

The board of directors has established an Audit Committee, a Management Compensation Committee and a Nominating Committee, each of which is comprised solely of independent directors. The standards for determining director independence are discussed under “Director Independence” below. The functions, responsibilities and members of each of the committees are also described below. Each such committee operates pursuant to a charter which is posted on our Internet site at www.magellanhealth.com. The Audit and Management Compensation Committees were established in connection with the consummation of the company’s plan of reorganization in its bankruptcy proceedings. The Nominating Committee was established in March 2006 following the nomination of Mr. Smith and Dr. Lerer for election at the annual meeting, to identify and recommend nominees for director positions in the future. The process for selecting nominees to the board is described under “Process for Selecting Nominees to the Board” below.

Audit Committee.  The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and has a written charter adopted by the board of directors. The primary function of the Audit Committee is to assist the board of directors in fulfilling its financial oversight responsibility by reviewing the Company’s financial statements, the other financial information that is proposed to be provided to our shareholders, the periodic financial reports filed with the SEC, the system of internal controls that management and the board of directors have established, and the audit process. The Audit Committee has the power to conduct or authorize investigations into any matter within the scope of its responsibilities and has unrestricted access to management, the Company’s internal audit staff and to current and former independent auditors and attorneys. The Audit Committee is responsible for selecting and engaging the independent auditors and the head of the company’s internal audit functions, reviewing the scope and approach of the annual audit with the independent auditors, and pre-approving any audit and non-audit services to be performed by the independent auditors. The Audit Committee is also required to review and approve the Company’s “whistle blower” policies and procedures for employees to report fraud, accounting irregularities or other wrongdoing. It is authorized to retain independent counsel, accountants and others to assist it at the Company’s expense.

The members of the Audit Committee are appointed annually by the board, and the Audit Committee must be composed of at least three directors, one of which is appointed chairperson. The committee is required to meet at least five times per year or more frequently as circumstances dictate. The current members of the Audit Committee are Messrs. Michael Ressner (chairman), William McBride and Michael Diament. The board of directors has determined that each of Messrs. Ressner, McBride and Diament is independent for purposes of NASDAQ listing standards. The Board has determined that Mr. Ressner is an “audit committee financial expert,” as defined by Item 401 of SEC Regulation S-K, and has financial sophistication, as required by NASDAQ listing standards. Mr. Ressner is also an independent board member, as used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Board has also determined that each of Messrs. McBride and Diament is financially literate.

Management Compensation Committee.  The Management Compensation Committee administers our equity compensation plans and bonus plans and oversees our qualified defined contribution 401(k) savings plan. The committee also reviews and recommends, from time to time, amendments to existing compensation plans and establishment and implementation of new compensation plans. The Management Compensation Committee also considers and makes recommendations with respect to the compensation of our chief executive officer and other members of senior management and makes recommendations to the board of directors generally on organization, succession, salary and incentive compensation and other grants and awards under our compensation and benefit plans. The current members of the Management Compensation Committee are Messrs. Barry Smith (chairman), William McBride and Saul Burian.

Nominating Committee. The Nominating Committee identifies and recommends individuals to the board for nomination as members of the board and its committees. In nominating candidates, the Committee takes into consideration the factors that it deems appropriate, including those described in the Nominating Committee Charter. As provided in the company’s by-laws, candidates for election to the board may also be nominated by shareholders who meet certain requirements. The process which the Nominating Committee follows in selecting nominees is described under “Process for Selecting Nominees to the Board” below. The current members of the Nominating Committee are Messrs. Diament (chairman) and Ressner.

Number of Meetings and Attendance

During 2005, the board of directors held six  meetings, the Audit Committee held six meetings, and the Management Compensation Committee held six meetings. During 2005, each of the incumbent directors attended at least 75% of the meetings of the board of directors and 75% of the meetings of the Audit and Management Compensation Committees that occurred while such director was a member of the board and such committees, except that Mr. Diament attended two meetings of the full board of directors and two of the three meetings of the Management Compensation Committee held while he served on that committee.

While the board does not have a written policy regarding board member attendance at annual shareholders meetings, all members are encouraged to attend, and the decision to recommend an incumbent board member for re-nomination takes into account, among other criteria, the number of meetings attended and level of participation. All of the directors then serving attended the 2005 annual meeting of shareholders.

Directors’ Compensation

The board periodically reviews the components and amount of compensation to its members in relation to other similarly situated companies. In return for their services on behalf of the company as directors, the individuals who serve as members of the board of directors will receive the compensation listed below; provided however, that no compensation is paid to those members who are employees of either the company or Onex (or its affiliates):

(a)          An annual retainer of $25,000, payable on a quarterly basis;

(b)         An additional annual payment of $15,000, payable on a quarterly basis, to each member of the Audit Committee;

(c)          An additional annual payment of $30,000, payable on a quarterly basis, to the Audit Committee chairman;

(d)         An annual payment of $10,000, payable on a quarterly basis, to each member of the Management Compensation Committee;

(e)          An additional annual payment of $10,000, payable on a quarterly basis, to the Management Compensation Committee chairman;

(f)            An additional annual payment of $20,000, payable on a quarterly basis, to the lead director;

(g)          $2,000 for each board meeting attended by the member in person;

(h)         $1,000 for each board meeting attended by the member via telephone;

(i)            $1,500 for each committee meeting attended by the member in person; and

(j)             $1,000 for each committee meeting attended by the member via telephone.

Under the terms of the 2005 Director Stock Compensation Plan, each director who was not a member of management or affiliated with Onex received an award of 3,000 shares of restricted stock. The recipients were not entitled to sell or otherwise dispose of the shares without the prior written approval of the board prior to December 31, 2005. The shares also are subject to the registration requirements of federal and state securities laws and policies established from time to time by the board with respect to sales of shares by company directors.

The company is proposing that shareholders approve at the annual meeting the company’s 2006 Director Equity Compensation Plan. Under the plan, directors who are designated by the board as “independent directors” for purposes of Article III, Section 3 of the Company’s by-laws (or, although not so designated, are not an officer or employee of the company and do not otherwise participate in management and have been designated by the board to participate in the plan) and who are serving at the close of business on the date of the annual meeting of shareholders in the years 2006 or 2007, or who are elected after that date and before the next following annual meeting of shareholders and are designated by the board to participate in the plan, will receive an award of 750 restricted shares and a number of stock options, .valued based on the Black-Scholes option pricing model, equal to the fair market value of 2,250 shares as of the award date. Directors whose service commences after the date of an annual meeting of shareholders may receive an award of a lesser number of restricted shares and options as determined by the board. See “Proposal Number Three—Approval of the 2006 Director Equity Compensation Plan.”

Process for Selecting Nominees to the Board

The board of directors until recently did not have a nominating committee. The board has operated under a Policy Regarding Director Nominations by the Board of Directors under which the independent members of the board considered and recommended nominations to the full board. The standards for determining director independence are discussed under “Director Independence” below. In addition, the board followed the practice that any incumbent director who was to be considered for re-election at a particular annual meeting did not participate in the nomination process for directors to be elected at that annual meeting. For example, Mr. Smith has not participated in the nomination process for the directors to be elected at the 2006 annual meeting.

The independent members of the board considered candidates for board membership suggested by board members, as well as by management and by our shareholders. In determining whether to recommend an incumbent board member for re-nomination, the independent board members reviewed the director’s overall service to the company during the term of his or her service, including the number of meetings attended, level of participation, quality of performance, and any circumstances that presented or were expected to present a conflict of interest. Shareholders may participate in the nomination of directors by two methods:  by recommending nominees to the board of directors or by directly nominating an individual to serve as a director. For further information on the nomination of directors directly by shareholders, see “Direct Shareholder Nominations” below.

The initial determination to seek a new board candidate is usually based on the need for additional board members to fill vacancies or to expand the size of the board, although the decision can also be based on the need for certain skill sets or qualifications, such as financial expertise. The independent board members’ process for identifying and evaluating nominees for director was the same no matter who made the recommendation. Once the independent members determined, in consultation with other board members, that additional consideration of a candidate was warranted, the independent members might seek additional information about the prospective candidate’s background, experience and independence and the other members of the board might interview the prospective candidate. The independent members then evaluated the prospective nominee against the standards and qualifications set forth below. In addition to the qualifications set forth below, the board members also considered such other relevant factors as they deemed appropriate, including the composition of the board and the candidate’s personal qualities and characteristics.

Following this evaluation, if the independent members believed that the prospective candidate was qualified for nomination, they made a recommendation to the full board and the board determined whether the candidate should be nominated to the board. The Policy Regarding Director Nominations by the Board of Directors is available on the Company’s Internet site at www.magellanhealth.com.

Mr. Smith and Dr. Lerer were nominated for reelection as directors at the annual meeting through the process described above. Following its establishment in March 2006, the Nominating Committee also reviewed and approved the nomination of Mr. Smith and Dr. Lerer for reelection at the annual meeting. In the future, the Nominating Committee will have responsibility for identifying, evaluating and recommending candidates for nomination to the board, although the shareholders will continue to have the right under the company’s by-laws to directly nominate candidates for election to the board.

The Nominating Committee will take into consideration the factors that it deems appropriate, including the candidates’ personal qualities and characteristics, accomplishments and reputation in the business community; the candidate’s current knowledge and contacts in the communities in which the company does business and in the company’s industry; the candidate’s experience with businesses and other organizations of comparable size; the candidate’s ability and willingness to commit adequate time to board and committee matters; the candidate’s ability to complement the skills of the other directors and potential directors in building a board that is effective, collegial and responsive to the needs of the company; and diversity of viewpoints, background, experience and other demographics. The Nominating Committee may consider candidates proposed by management, but it is not required to do so.

With respect to incumbent directors, the Nominating Committee will review the director’s overall service to the company during his or her term, including the number of meetings attended, level of participation, quality of performance, and circumstances that have presented or are expected to present a conflict of interest with the company. In general, no specific search effort must be initiated to conduct a search to fill the position of an incumbent director unless and until the board has determined that such director will not be re-nominated.

The Nominating Committee will develop and recommend to the board standards to be applied in making determinations as to the absence of any material relationship between the company and a director and as to a director being otherwise considered independent under the NASDAQ rules.

The Nominating Committee will also identify board members qualified to fill vacancies on any committee of the board (including the Nominating Committee) and recommend the appointment of members to fill those vacancies. In nominating a candidate for committee membership, the Nominating Committee will take into consideration the factors set forth in the charter of the committee, if any, and any other factors it deems appropriate.

Shareholder Recommendations

Shareholders who wish to recommend a prospective nominee for the board may do so by writing to our corporate secretary at 55 Nod Road, Avon, CT 06001 along with whatever supporting material the shareholder considers appropriate. All such shareholder-recommended candidates should satisfy the following criteria for board qualification:

•       The candidate should be an individual of accomplishment in his or her career.

•       The candidate should be able in carrying out his or her responsibilities as a director to make independent business judgments in an analytical manner and should exhibit practical wisdom and mature judgment.

•       The candidate should possess the highest personal and professional ethics, integrity and values, and should be committed to promoting the long-term interests of the company’s stockholders, free of any relationship that may on a regular basis create conflict of interest between his or her directorial role and personal or other associative interests.

•       The candidate should have expertise and experience in an area pertinent to the company’s business, and have the time to and, by personality, be effective in providing advice and guidance to the management of the company based on that expertise and experience.

In order for shareholder-recommended candidates to be considered in an orderly manner, generally, names and other supporting materials should be submitted not later than six months prior to the anniversary of the mailing date of the Company’s most recent past annual meeting proxy statement, which will be September 31, 2006 for the 2007 annual meeting. Materials in support of a shareholder-recommended candidate should include:

•       All information about the candidate that is required to be disclosed in solicitations of proxies for election of directors or otherwise required under Regulation 14A under the Exchange Act, including written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

•       An indication of whether the candidate qualifies as “independent” under NASDAQ listing standards and securities law requirements relating to service on the Audit Committee.

•       The name and address of the recommending stockholder, as they appear on the company’s books, and of any beneficial owner on whose behalf the recommendation is made.

•       The class and number of shares of the company’s stock that are beneficially owned and held of record by such stockholder or beneficially owned by such beneficial owner.

•       Information regarding whether the recommending stockholder, beneficial owner or candidate or their affiliates have any plans or proposals for the company, including for any extraordinary transaction.

•       Whether the recommending stockholder, beneficial owner or candidate seeks to use the nomination to redress personal claims or grievances against the company or to further personal interests or special interests not shared by stockholders at large.

Direct Shareholder Nominations

Shareholders who wish to directly nominate an individual to serve as a director may do so if they are entitled to notice of and to vote at a meeting called for the election of directors, by writing to our corporate secretary at 55 Nod Road, Avon, CT 06001 together with various required materials. To be effective, the nomination must be received not later than 90 days prior to the anniversary date of the last annual meeting, provided that if the date of the annual meeting is more than 30 days before or after the anniversary date of the last annual meeting, the nomination must be received within 15 days after the public announcement by the company of the date of the annual meeting. The nomination must contain the following information to the extent known by the shareholder:

•       The name, age, business address, and residence address of the proposed nominee(s) and of the notifying shareholder.

•       The principal occupation of the proposed nominee.

•       A representation that the notifying shareholder intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice.

•       The class and total number of shares of capital stock and other company securities that are beneficially owned by the notifying shareholder and by the proposed nominee and, if such securities are not owned solely and directly by the notifying shareholder of the proposed nominee, the manner of beneficial ownership.

•       A description of all arrangements or understandings between the notifying shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made by the notifying shareholder.

•       Such other information regarding the nominee proposed by such shareholder as would be required to be included in a proxy statement filed with the SEC pursuant to Regulation 14A under the Exchange Act had the nominee been nominated, or intended to be nominated, by the board.

•       The consent of the nominee to serve as a director of the company if so elected.

The company may request any proposed nominee to furnish such other information as may reasonably be required by the company to determine the qualifications of the proposed nominee to serve as a director of the company. Within 15 days after receipt by the secretary of a shareholder notice of nomination, the board must instruct the secretary to advise the notifying shareholder of any deficiencies in the notice. The notifying shareholder must cure the deficiencies within 15 days of receipt of such notice.

Director Independence

NASDAQ listing standards provide that a majority of the company’s board of directors must be comprised of independent directors. Under NASDAQ rules, no director qualifies as independent unless the director is not an officer or employee of the company and the board determines that the director has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. On February 24, 2006, our board of directors undertook a review of director independence. During this review, the board considered transactions and relationships between each director or any member of his or her immediate family and the company and its subsidiaries, including those reported under “Executive Compensation—Certain Relationships and Related Transactions” below. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. In making this determination, the board applied the following standards, in addition to considering any other relevant facts and circumstances:

•       A director who is, or at any time during the past three years was, employed by the company, is not considered independent.

•       A director who accepted or who has a family member who accepted any payments from the company in excess of $60,000 during any period of twelve consecutive months within the three preceding years, except compensation for board or committee service, payments arising from an investment in the company’s securities and certain other payments, is not considered independent.

•       A director who is a family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer, is not considered independent.

•       A director who is, or has a family member who is, a partner in, or a controlling stockholder or any executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising from investments in the company’s securities and certain other payments, is not considered independent.

•       A director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the company serve on the compensation committee of such other entity, is not considered independent.

•       A director who is, or has a family member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years, is not considered independent.

In addition, the NASDAQ standards impose additional independence and qualification standards on the members of our Audit Committee. Under these standards, each committee member, in addition to meeting the definition of independence applicable to all non-employee directors, is prohibited from accepting directly or indirectly any consulting, advisory or other compensatory fee from the company or from being an affiliated person of the company, and must not have participated in the preparation of the company’s financial statements at any time during the past three years.

Under the standards set forth above, the board has determined that all of its members, including each of the members of our Audit Committee, Management Compensation Committee and Nominating Committee, are independent as of the date of this proxy statement, except Mr. Shulman (our chief executive officer), Dr. Lerer (our chief operating officer) and Mr. Le Blanc, due to the prior ownership of Multi-Vote Common Stock by Onex, along with other factors, and the application of certain NASDAQ three year look-back rules. Mr. Le Blanc would currently be considered independent but for the application of the NASDAQ three-year look-back rules.

Codes of Ethics

The company has adopted a Code of Ethics for Directors, covering directors only, and a Code of Ethics for Covered Officers, covering senior executives and individuals reporting directly to the chief executive officer and finance department employees at a vice president level or above. In addition, the company has adopted a Corporate Compliance Handbook covering all employees. The codes and the handbook provide a framework for a comprehensive ethics and compliance process designed to ensure that we conduct our business in a legal and ethical manner. All covered persons are expected to understand and comply with the policies and obligations described in the codes and the handbook.

The Code of Ethics for Directors deals with conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, compliance with laws, insider trading and personal loans to executive officers and directors. The Code of Ethics for Covered Officers deals with good faith and fair dealing in all negotiations and transactions, actual and apparent conflicts of interest, responsible use and protection of company assets, disclosures filed with the SEC or otherwise communicated to the public, compliance with laws, prompt reporting of violations of the code of ethics and other applicable policies, and accountability with respect to compliance with the code of ethics.

The handbook, among other things, contains a whistleblower policy that sets forth steps an employee should take if he or she has a question about a legal or ethical issue related to his or her job or the company, and prohibits retribution against any person raising an issue.

The company will provide to any person without charge, upon request, copies of its Code of Ethics for Directors, Code of Ethics for Covered Officers and Corporate Compliance Handbook for all employees. Any such request should be made in writing to the Investor Relations Department, Magellan Health Services, Inc., 55 Nod Road, Avon, CT 06001. These documents are also available on our Internet site at www.magellanhealth.com. The company intends to disclose any future amendments to the provisions of the codes of ethics and handbook and waivers from such codes of ethics and handbook, if any, made with respect to any of its directors and executive officers on its Internet site.

Disclosure Controls and Procedures

We have adopted disclosure controls and procedures that are designed to ensure that all public financial disclosures are accurate, complete and timely. We have also created a disclosure committee, which is responsible for ensuring our compliance with the disclosure controls and procedures and for the evaluation of those procedures. If you become aware that our public disclosures are not accurate, complete or timely, or become aware of a transaction or development you believe may require disclosure, you should report the matters as soon as practicable to our corporate secretary at 55 Nod Road, Avon, Connecticut 06001.

Communications with Directors and Management

We have several communications channels established for employees, shareholders and other interested parties to communicate with our management and/or our board of directors or committees thereof.

Member and Provider Communications:  Our members and providers have specific mechanisms for contacting us regarding such matters as benefits, claims or other administrative matters. Member and provider contact information is available on our Internet site at www.magellanhealth.com. Although our employees and members of management address most of these matters, significant issues are brought to the attention of senior management and, in certain cases, the board of directors.

Investor Relations: We maintain an investor relations department that is responsible for communicating with current or prospective shareholders and addressing any issues raised by them. The contact information for our investor relations department is as follows:

E-mail:ir@magellanhealth.com
Post Office Address:
Investor Relations Department
Magellan Health Services, Inc.
55 Nod Road
Avon, CT 06001
Telephone: (877) 645-6464

Lead Director: You may communicate with Mr. Le Blanc, our lead director, through the following channels:

E-mail:leaddirector@magellanhealth.com.
Post Office Address:
Communications with Lead Director
c/o Magellan Health Services, Inc.
55 Nod Road
Avon, CT 06001

All communications to the lead director will be treated confidentially. Communications should clearly identify the issue being raised, the name of the party initiating the communication and contact information for potential follow-up.

These communications will initially be received by a designee of the lead director who will log, track and summarize the matters raised in the communication. The lead director may direct that such communications be presented to the full board of directors, non-management directors, one or more board committees or management and may direct that matters raised in the communications be investigated by outside advisors or counsel or by management.

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

Our certificate of incorporation provides for a board of directors divided into three groups, each group having a different three year term of office expiring at the annual meeting of shareholders in the relevant year. Directors are elected for a term of three years except in the case of elections to fill vacancies or newly created directorships.

The board of directors currently consists of eight (8) persons: Steven J. Shulman, Barry M. Smith, Michael Diament, William J. McBride, Robert M. Le Blanc, René Lerer, M.D., Michael P. Ressner and Saul E. Burian. A vacancy currently exists on the board due to the resignation of Robert Haft in October 2005 which the board intends to fill by appointment in 2006. The board of directors proposes that Barry M. Smith and René Lerer, M.D., who are currently serving as directors, be re-elected to serve for terms of three (3) years and until the election and qualification of their successors. The proxies cannot be voted for a greater number of persons than the two nominees named. Unless a shareholder WITHHOLDS AUTHORITY, the holders of proxies representing shares of common stock will vote FOR the election of Barry M. Smith and René Lerer, M.D. as directors. The board of directors has no reason to believe that any nominee will decline or be unable to serve as a director. However, if a nominee shall be unavailable for any reason, then the proxies may be voted for the election of such person as may be recommended by the board of directors.

Steven J. Shulman, Michael P. Ressner, Saul E. Burian and Michael Diament serve as directors whose terms expire in 2007 and William J. McBride and Robert M. Le Blanc serve as directors whose terms expire in 2008. These directors are not standing for re-election because their terms as directors extend past the annual meeting.

Certain Information Regarding Our Directors

The following table sets forth the age and title as of the date of this proxy statement of each nominee for director, each director continuing in office and each of our current executive officers who is a director, followed by descriptions of such person’s business experience during the past five years.

NOMINEES FOR ELECTION FOR TERMS EXPIRING IN 2009

Name	Age	Committee Membership
Barry M. Smith	52	Management Compensation Committee
René Lerer, M.D.	50	—

DIRECTORS WHOSE TERMS EXPIRE IN 2007

Name	Age	Committee Membership
Steven J. Shulman	54	—
Michael P. Ressner	57	Audit Committee, Nominating Committee
Saul E. Burian	42	Management Compensation Committee
Michael Diament	37	Audit Committee, Nominating Committee

DIRECTORS WHOSE TERMS EXPIRE 2008

Name	Age	Committee Membership
William J. McBride	61	Management Compensation Committee, Audit Committee
Robert M. Le Blanc	39	—

Directors

Under the company’s certificate of incorporation and by-laws, the number of directors is currently fixed at nine (9). The current directors of the company were initially appointed in accordance with the company’s plan of reorganization under chapter 11 of the U.S. Bankruptcy Code, which was consummated on January 5, 2004, except that Messrs. McBride and Smith were subsequently appointed to the board of directors and Mr. McBride and Mr. Le Blanc were elected by the stockholders at the 2005 annual meeting of stockholders.

The company’s by-laws require a majority of directors to be independent in accordance with NASDAQ’s listing standards. The company’s board of directors has determined that except for those directors who are members of management of the company and Mr. Le Blanc, who is a Managing Director of Onex, all directors are independent, as that term is defined by the NASDAQ listing standards. For a discussion of these independence standards see “Corporate Governance and Related Matters—Director Independence” above.

Nominees for Election for Terms Expiring in 2009

Barry M. Smith was appointed to the board on December 17, 2004. Mr. Smith replaced Mark L. Hilson, Managing Director for Onex Corporation, who resigned in December 2004. Mr. Smith is the founder, Chairman and Chief Executive Officer of Bon Travay, S.A., a charitable organization dedicated to health care and educational efforts in Third World countries. Prior to founding Bon Travay, he founded and served as Chairman, President and CEO of Vista Care Services, a national provider of hospice services, from 1996 to 2003. Earlier in his career, Mr. Smith served as Chairman and CEO of Value Rx, Inc., then one of the country’s largest pharmacy benefit management companies, and, prior to that, served as Vice President of Operations for PCS Health Systems, also a pharmacy benefit management firm. Mr. Smith serves as the Chairman of RG Capital, a financial services company, and as Chairman and Chief Executive Officer of B&J Associates, Inc. and B&J Investments, LLC. He also serves as Chairman of Eatza Pizza, Inc., a privately-held family restaurant chain, and as Chairman of iNation, Inc., a software development and services company serving financial service providers. Mr. Smith is a member of the board of the Institute of Mental Health Research, a public and private partnership sponsored by the University of Arizona, Arizona State University, the State of Arizona and Barrows Neurological Institute. Mr. Smith also serves on the boards of the Ambassador’s Council of Freedom From Hunger, a leading worldwide micro-credit provider to poverty-stricken women in Third World countries, and VistaCare Foundation, an organization dedicated to advancing end of life care issues. Mr. Smith also serves on the board of directors of Inpatient Consultants, Inc., the nation’s largest provider of hospitalist services delivering patient care in acute care hospitals.

René Lerer, M.D. has served as President and Chief Operating Officer of the company since October 2003. He previously served as Chief Operating Officer of the company since January 2003. Prior to joining the company, Dr. Lerer co-founded Internet HealthCare Group (“IHCG”), an early stage healthcare technology venture fund, and served as its President from 1999 to 2002. Prior to IHCG, Dr. Lerer was employed by Prudential Healthcare, Inc. as its Chief Operating Officer from 1997 to 1999. Prior thereto, Dr. Lerer was employed by Value Health, Inc., a New York Stock Exchange listed specialty managed healthcare company, and served as Senior Vice President—Operations of its Pharmacy and Disease Management Group from 1995 to 1997. Prior thereto, Dr. Lerer was employed by Value Health Sciences as Senior Vice President of Corporate Development from 1992 to 1994. Dr. Lerer is a member of the board of directors of IHCG, Digital Insurance, a private employee benefits service company, and RealMed, a private insurance software company.

Directors Whose Terms Expire in 2007

Steven J. Shulman is the Chairman of the Board and Chief Executive Officer of the company. He became Chief Executive Officer of the company in December 2002 and Chairman of the Board on the effective date of the company’s plan of reorganization. Prior to joining the company, Mr. Shulman founded IHCG, an early stage healthcare technology venture fund, and served as its Chairman and Chief Executive Officer from 2000 to 2002. Prior to IHCG, he was employed by Prudential Healthcare, Inc. as its Chairman, President and Chief Executive Officer from 1997 to 1999. Prior thereto, Mr. Shulman co-founded Value Health, Inc., a New York Stock Exchange listed specialty managed health care company, and served as President of its Pharmacy and Disease Management Group and director from 1991 to 1997. From 1983 to 1986, Mr. Shulman was employed by CIGNA Healthplans as President of its East Central Division. Prior thereto, he served as Director of Medical Economics for Kaiser Permanente from 1974 to 1982. Mr. Shulman is a member of the board of directors of IHCG, Digital Insurance, a private employee benefit service company, and BenefitPoint Inc., a private insurance software company.

Michael P. Ressner is a retired Adjunct Professor of Finance & Accounting and an adviser at North Carolina State University and is an advisor at Southeast Interactive Technology Fund. Between 1981 and 2003, he served in a variety of positions at Nortel Networks, holding leadership positions within operations and finance. Mr. Ressner currently serves on the boards of Entrust, Inc., an internet security software company, Riverstone Networks, a publicly-traded networking solutions company, Exide Technologies, a NASDAQ-listed stored electrical energy company, and Arsenal Digital Solutions, a private storage management services company.

Saul E. Burian is a Managing Director in the New York office of Houlihan, Lokey, Howard & Zukin (“Houlihan”), an investment banking and advisory firm, and splits his practice between Restructuring Advisory and Distressed M&A. Mr. Burian has served as a director of Houlihan since March 2001 and he presently manages its Distressed M&A Northeast Region. From 1988 through February 2001, Mr. Burian was a partner of the New York law firm, Kramer Levin Naftalis & Frankel LLP and specialized in the area of creditors’ rights and bankruptcy. He has been a member of the Committee on Bankruptcy and Corporate Reorganization of the Association of the Bar of the City of New York and has been approved by the chief bankruptcy judge of the Southern District of New York to serve as a court-certified bankruptcy mediator. Mr. Burian is a member of the City of New Rochelle Waterfront Commission, a director of the New York Chapter of the Turnaround Management Association, a director of S/A/R Academy of Riverdale and a director of Yeshiva College.

Michael Diament formerly served as Portfolio Manager and Director of Bankruptcies and Restructurings from January 2003 to February 2006 for Renegade Swish, LLC which, through various contractual agreements, provides personnel services to Amalgamated Gadget, LP, the investment manager for R2 Investments, LDC. From January 2001 to December 2002, Mr. Diament served as Portfolio Manager for Acme Widget, LP, which provided personnel services to Amalgamated Gadget, LP through various contractual arrangements. From February 2000 until January 2001, Mr. Diament was a Senior Research Analyst for Sandell Asset Management, an investment management firm, and served as Vice President of Havens Advisors, an investment management firm, from July 1998 to January 2000.

Directors Whose Terms Expire in 2008

William J. McBride was appointed to the board on January 21, 2004. Mr. McBride is currently retired. Prior to his retirement in 1995, Mr. McBride had been a director of Value Health, Inc., a New York Stock Exchange listed specialty managed care company which included Value Behavioral Health, one of the largest behavioral health managed care companies at the time. From 1987 to 1995, Mr. McBride served as President and Chief Operating Officer of Value Health, Inc., overseeing all operational activities of the company and its subsidiaries. Prior to his tenure at Value Health, Mr. McBride spent 15 years in a variety of positions with INA Corporation and its successor, CIGNA Corporation, including serving as President and Chief Executive Officer of CIGNA Healthplan, Inc., Vice President and Controller of INA’s Life and Healthcare Group and Vice President of Finance for CIGNA’s Affiliated Business Group. Mr. McBride currently serves on the board of directors of AMERIGROUP Corporation, a managed health care company focused on providing services to Medicaid recipients, Evolution Benefits, Inc., a private insurance services company, and Women’s Health USA, Inc., a private healthcare services company.

Robert M. Le Blanc, the board’s lead director, is a Managing Director for Onex Corporation. Prior to joining Onex in 1999, Mr. Le Blanc held various positions with Berkshire Hathaway for seven years. He also worked for five years at GE Capital in a variety of positions, including corporate finance and corporate strategy. Mr. Le Blanc is a director of Berkshire Hathaway Life, American Medical Response, Center for Diagnostic Imaging and ResCare, Inc., a publicly traded human service company for the disabled.

Mr. Shulman and Dr. Lerer served as employees of Healthcare Partners, Inc., which provided management services (including executive officer functions) to the company, Mr. Demilio was an executive officer of the company, and Mr. Shulman and Dr. Lerer were directors of the company, in March 2003 when it filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York.

Director Election and Terms of Office

Mr. Smith and Dr. Lerer are currently nominated for reelection for a three-year term to extend until the 2009 annual meeting. Messrs. Shulman, Ressner, Diament and Burian are currently serving for a three-year term to extend until the 2007 annual meeting of stockholders. Messrs. McBride and Le Blanc are currently serving for a three-year term to extend until the 2008 annual meeting of stockholders. In each case, the term of office will extend until the indicated annual meeting and the election and qualification of their respective successors, or their earlier death, incapacity, resignation or removal.

Arrangements Regarding the Nomination of Directors

The individuals currently serving as directors of the company (other than Messrs. Smith, McBride and Le Blanc) were originally selected in accordance with provisions of the company’s plan of reorganization in its Chapter 11 bankruptcy proceedings, by agreement of the parties in interest, and were approved by the bankruptcy court pursuant to the order confirming the plan of reorganization. Messrs. McBride and Le Blanc were reelected at the 2005 annual meeting of stockholders. There is no agreement or arrangement whereby any such director will be re-nominated or any other individual will be nominated or selected to serve as a director of the company. Prior to May 20, 2005, the holder of the company’s Multi-Vote Common Stock, voting as a separate voting group, was entitled to elect four directors, and the holders of Multi-Vote Common Stock and Ordinary Common Stock, voting together as a voting group, were entitled to elect two directors. As of May 20, 2005, the shares of Multi-Vote Common Stock were converted in whole into shares of Ordinary Common Stock on a one-for-one basis and these special voting rights were extinguished. As a result, all directors are now elected by the holders of Ordinary Common Stock, voting as a single voting group.

Certain provisions of the company’s certificate of incorporation and by-laws govern the nomination and election of the company’s directors. In accordance with the company’s by-laws, the board of directors is required to nominate for election at each annual meeting of shareholders candidates who, if elected, will cause a majority of the members of the board of directors of the company to be independent directors, as determined in accordance with the listing standards of NASDAQ (and to meet certain other requirements regarding independence for membership on the Audit, Management Compensation and Nominating Committees, as well as corporate governance guidelines adopted by the board). Nominations may also be made by shareholders in accordance with certain procedures established by the by-laws and nominations not made in compliance with the requirements established thereby may not be given effect.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the fiscal year ended December 31, 2005 and the two preceding fiscal years ended December 31, 2004 and 2003, respectively, the compensation paid by the company to the company’s chief executive officer and the company’s four next most highly compensated executive officers serving at December 31, 2005 (collectively, the “Named Executive Officers”):

	Annual Compensation						Long Term Compensation
(a)	(b)	(c)	(d)		(e)		(f)		(g)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Other Annual Compensation ($)		Restricted Stock Award(s) ($)(2)		Securities Underlying Options/ SARs(#)	All Other Compensation ($)
Steven J. Shulman(3)	12-05	1,030,000	1,831,440		24,432	(4)	845,271	(5)	198,250	121,114	(6)
Chief Executive Officer and	12-04	992,949	2,500,000	(7)	3,079,561	(8)	2,409,738	(9)	1,445,511	116,495	(10)
Chairman of the Board	12-03	—	—		—		—		—	—
René Lerer, M.D.(11)	12-05	618,000	824,148		8,910	(12)	507,176	(13)	118,950	75,354	(14)
President and Chief Operating Officer	12-04	595,769	1,050,000		698,406	(15)	1,445,849	(16)	867,307	72,150	(17)
	12-03	—	—		—		—		—	—
Mark S. Demilio(18)	12-05	515,000	549,432		10,272	(19)	338,095	(20)	79,300	63,914	(21)
Chief Financial Officer	12-04	499,295	675,000		508,582	(22)	963,890	(23)	578,204	61,420	(24)
	12-03	400,000	553,340		—		—		—	5,981
Jeffrey D. Emerson(25)	12-05	337,500	210,000		—		200,160	(26)	46,950	7,074	(27)
Former Executive Vice President	12-04	300,000	270,000		—		—		50,000	32,587	(28)
	12-03	245,577	230,231		—		—		—	2,652
Daniel N. Gregoire(29)	12-05	305,417	235,000		6,483	(30)	82,622	(31)	69,380	36,788	(32)
General Counsel

(1)             The amounts shown as bonus for each year represent awards for service during that year paid in the following year.

(2)             Restricted stock awards are entitled to receive dividends, if any, prior to vesting. The company does not currently pay dividends. The aggregate number of shares of restricted stock held by the Named Executive Officers as of December 31, 2005, was 57,082 and the aggregate value of such shares based on the closing price on NASDAQ on December 30, 2005 ($31.45 per share) was $1,795,229.

(3)             Mr. Shulman became chief executive officer in December 2002. In fiscal 2003, he was compensated by Healthcare Partners, Inc. (“HPI”), a company  whose principals were Mr. Shulman and Dr. Lerer, which in turn was paid by the company via a consulting agreement. Mr. Shulman entered into an employment agreement with the Company on January 5, 2004, the effective date of the company’s plan of reorganization. See “Employment Agreements” below.

(4)             Includes $11,858, representing the aggregate imputed value of the difference between certain stock options the exercise price of which was corrected from $11.94 to $11.91 per share. Also includes $9,493 in personal use of a company car.

(5)             Consists of an award of 24,451 shares of restricted stock, valued at $34.57, the average of the opening and closing prices of the common stock on NASDAQ on March 10, 2005. This restricted stock award will vest in 25% increments on March 10, 2006, 2007, 2008 and 2009. After this award, Mr. Shulman held 24,451 shares of restricted stock as of December 31, 2005.

(6)             Consists of a SAP contribution of $114,400 made in 2006 for services in 2005, a 401(k) match of $6,300 and $414 in imputed income related to company-provided life insurance.

(7)             Includes a cash bonus of $2,000,000 and an award of 14,507 shares as a bonus for 2004 performance, valued at $34.46 per share, the average of the opening and closing prices on NASDAQ on March 14, 2005.

(8)             Includes imputed value to Mr. Shulman of $1,409,739 based on the market value of 83,963 shares purchased at $11.91 per share in January 2004 and $505,807 related to tax gross-up. Also includes a gross-up amount of $1,164,015 related to a restricted stock grant, the fair market value of which is shown in Column (f).

(9)             Consists of 83,963 restricted shares granted upon execution of Mr. Shulman’s employment agreement.

(10)       Consists of a SAP contribution of $110,000 made in 2005 for service in 2004, a 401(k) match of $6,150 and $345 in imputed income related to company-provided life insurance.

(11)       Dr. Lerer became chief operating officer in January 2003 and president in October 2003. In fiscal 2003, he was compensated by HPI, which in turn was paid by the Company via a consulting agreement. Dr. Lerer entered into an employment agreement with the Company on the effective date of the company’s plan of reorganization. See “Employment Agreements” below.

(12)       Includes $3,644, representing the aggregate imputed value of the difference between certain stock options the exercise price of which was corrected from $11.94 to $11.91 per share. Also includes $3,660 in personal use of a company car.

(13)       Consists of an award of 14,671 shares of restricted stock, valued at $34.57, the average of the opening and closing prices of the common stock on NASDAQ on March 10, 2005. This restricted stock award will vest in 25% increments on March 10, 2006, 2007, 2008 and 2009. After this award, Dr. Lerer held 14,671 shares of restricted stock as of December 31, 2005.

(14)       Consists of a SAP contribution of $68,640 made in 2006 for services in 2005, a 401(k) match of $6,300 and $414 in imputed income related to company-provided life insurance.

(15)       Consists of a tax gross-up related to a restricted stock grant, the fair market value of which is shown in column (f).

(16)       Consists of 50,378 restricted shares granted upon execution of Dr. Lerer’s employment agreement.

(17)       Consists of a SAP contribution of $66,000 made in 2005 for service in 2004 and a 401(k) match of $6,150.

(18)       Mr. Demilio became chief financial officer in October 2001.

(19)       Includes $2,411, representing the aggregate imputed value of the difference between certain stock options the exercise price of which was corrected from $11.94 to $11.91 per share. Also includes $7,861 in personal use of a company car.

(20)       Consists of an award of 9,780 shares of restricted stock, valued at $34.57, the average of the opening and closing prices of the common stock on NASDAQ on March 10, 2005. This restricted stock award will vest in 25% increments on March 10, 2006, 2007, 2008 and 2009. After this award, Mr. Demilio held 9,780 shares of restricted stock as of December 31, 2005.

(21)       Consists of a SAP contribution of $57,200  made in 2006 for services in 2005, a 401(k) match of $6,300 and $414 in imputed income related to company-provided life insurance.

(22)       Consists of a tax gross-up related to a restricted stock grant, the fair market value of which is shown in column (f).

(23)       Consists of 33,585 restricted shares granted upon execution of Mr. Demilio’s employment agreement.

(24)       Consists of a SAP contribution of $55,000 made in 2005 for service in 2004, a 401(k) match of $6,150 and $270 in imputed income related to company-provided life insurance.

(25)       Mr. Emerson served as Executive Vice President, Employer Solutions, from November 2005 to January 2006, when he left the company.

(26)       Consists of an award of 5,790 shares of restricted stock, valued at $34.57, the average of the opening and closing prices of the common stock on NASDAQ on March 10, 2005. This restricted stock award will vest in 25% increments on March 10, 2006, 2007, 2008 and 2009. After this award, Mr. Emerson held 5,790 shares of restricted stock as of December 31, 2005.

(27)       Consists of a 401(k) match of $6,300 and $774 in imputed income related to company-provided life insurance.

(28)       Consists of a SAP contribution of $27,000 made in 2005 for service in 2004, a 401(k) match of $4,813 and $774 in imputed income related to company-provided life insurance.

(29)       Mr. Gregoire joined the Company in January 2005.

(30)       Consists of financial planning fees.

(31)       Consists of an award of 2,390 shares of restricted stock, valued at $34.57, the average of the opening and closing prices of the common stock on NASDAQ on March 10, 2005. This restricted stock award will vest in 25% increments on March 10, 2006, 2007, 2008 and 2009. After this award, Mr. Gregoire held 2,390 shares of restricted stock as of December 31, 2005.

(32)       Consists of  a SAP contribution of $35,750 made in 2006 for service in 2005, a 401(k) match of $813 and $225 in imputed income related to company-provided life insurance.

Option Grants in 2005

The following table sets forth, for the fiscal year ended December 31, 2005, certain information regarding stock options granted to the Named Executive Officers. In addition, in accordance with SEC rules, the table shows the grant date present value of such grants using the Black-Scholes option pricing model. The actual realizable value of the options may be significantly different, and the value actually realized, if any, will be based on the excess of the market value of the common stock over the exercise price at the time of exercise.

	Individual Grants
Name	No. of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise or Base Price ($)	Expiration Date	Grant Date Present Value($)
Steven J. Shulman	198,250	(1)	17.8	34.57	03/10/15	2,493,985	(2)
René Lerer, M.D.	118,950	(1)	10.7	34.57	03/10/15	1,496,391	(2)
Mark S. Demilio	79,300	(1)	7.1	34.57	03/10/15	997,594	(2)
Jeffrey D. Emerson	46,950	(1)	4.2	34.57	03/10/15	590,631	(2)
Daniel N. Gregoire	50,000	(3)	4.5	36.16	01/05/15	756,500	(4)
	19,380	(1)	1.7	34.57	03/10/15	243,800	(2)

(1)          Options vest and become exercisable in 25% increments on March 10 of each of 2006, 2007, 2008 and 2009.

(2)          The grant date present value of the indicated options is calculated as $12.58 per share under the Black-Scholes option pricing model, assuming a risk-free interest rate of 4.44%, stock volatility of 23.1%, expected life of 7 years and a dividend yield of 0%. Although the options have a potential life of 10 years, the expected life has been discounted to 7 years.

(3)   Options vest and become exercisable in 33% increments on January 24 of each of 2006, 2007 and 2008.

(4)          The grant date present value of the indicated options is calculated as $15.13 per share under the Black-Scholes option pricing model, assuming a risk-free interest rate of 4.14%, stock volatility of 31.06%, expected life of 7 years and a dividend yield of 0%. Although the options have a potential life of 10 years, the expected life has been discounted to 7 years.

Aggregated Option Exercises in Fiscal Year 2005 and Option Values at December 31, 2005

The following table sets forth for the Named Executive Officers the number of shares acquired and the value realized upon the exercise of stock options during fiscal year 2005, and the number and value of shares covered by both exercisable and unexercisable stock options as of December 31, 2005, and the values for “in-the-money” options.

	Shares Acquired on Exercise	Value	Number of Securities Underlying Unexercised Options at December 31, 2005(#)		Value of Unexercised In-the-Money Options at December 31, 2005($)(2)
Name	(#)	Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Steven J. Shulman	481,838	11,024,185	—	1,161,925	—	$19,518,549
René Lerer, M.D.	289,103	7,852,993	—	697,156	—	11,711,149
Mark S. Demilio	192,735	4,550,640	—	464,769	—	7,807,399
Jeffrey D. Emerson	4,167	43,920	—	92,783	—	738,085
Daniel N. Gregoire	—	—	—	69,380	—	—

(1)          The value realized is equal to the actual sale price, where options were exercised and the shares issued therefor were immediately sold, less the exercise price, multiplied by the number of shares acquired.

(2)          Under applicable SEC rules, the value of unexercised options represents the excess of the market value of such options over the exercise price of such options. The company has used as the market value the average of the opening and closing prices for the Ordinary Common Stock as reported on NASDAQ on December 30, 2005, which was $31.53.

Benefit Plans

Annual Incentive Plan.   In fiscal year 2005, the executive officers were eligible for participation in the company’s Short-Term Incentive Plan (“STIP”), which was designed to award officers (and other employees) bonuses for meeting or exceeding specific financial and other performance targets approved by the Management Compensation Committee for fiscal year 2005. The target bonus award levels for the executive officers range from 50% to 100% of base salary, and based on performance in relation to goals, the amount of bonus can range from 0% to 200% of target percentage. Awards are funded based on meeting or exceeding threshold goals and are awarded based on corporate and individual performance. Based on the financial results attained for fiscal year 2005, the STIP pool was funded at approximately 115% and bonuses were paid to the executive officers on March 15, 2006.

2003 Management Incentive Plan.   In connection with its plan of bankruptcy reorganization in January 2004, the company established its 2003 Management Incentive Plan (the “2003 MIP”), which is administered by the Management Compensation Committee of the board, and allows approval of several types of long-term incentives including stock options, stock appreciation rights, restricted stock awards and stock units. A total of 6,373,689 shares of common stock were reserved for issuance pursuant to the 2003 MIP over a period not to exceed ten years after the January 5, 2004 effective date. Pursuant to the 2003 MIP and their employment agreements, options to purchase 537,390 shares of common stock, restricted stock awards for 63,713 shares of common stock and bonus stock awards for 14,507 shares were issued to the currently-serving executive officers of the company (Mr. Shulman, Dr. Lerer, and Messrs. Demilio, Reimer, Gregoire and West) in 2005. Stock options covering 577,795 additional shares and restricted stock awards for 76,923 shares were issued to other employees of the company during 2005, leaving 912,576 options, restricted shares and other share equivalents issuable under the 2003 MIP as of December 31, 2005. The options to executive officers were granted with exercise prices ranging from $29.19 to $36.16. The options granted to other members of management have exercise prices ranging from $29.01 to $37.14.

On January 3, 2006, the Management Compensation Committee approved certain amendments of stock options outstanding under the 2003 MIP to bring them into compliance with the requirements of Section 409A of the Internal Revenue Code of 1986 (the “IRC”). The options amended were originally issued on January 5, 2004 in connection with the consummation of the company’s plan of bankruptcy reorganization on that date. The exercise price of the options was determined in connection with the bankruptcy proceedings and may be considered to have been less than the fair market value of the shares as of the date of consummation of the plan and the issuance of the options. As a result, the January 5, 2004 options might be subject to the provisions of Section 409A unless modified.

Except for certain of the January 5, 2004 options held by the company’s three senior executive officers (Mr. Shulman, Dr. Lerer and Mr. Demilio), the amendments reduced the period in which the options, once vested, could be exercised from the tenth anniversary of the date of grant (or certain earlier times if the option holders’ employment earlier terminates) to the end of the calendar year in which the option vests. Neither the vesting schedule nor the exercise price or other material terms of the options were changed, but the options were made exercisable only in the year in which the options vested. These amendments cover options for 1,002,428 shares held by approximately 75 members of the company’s management, including options held by two executive officers, Messrs. Emerson and Reimer, covering 45,832 and 36,666  shares, respectively, all issued on January 5, 2004.

In connection with these amendments, the company agreed to grant new options to option holders other than the three senior executives (but including Messrs. Reimer and West) upon exercise of their January 5, 2004 options in the year of vesting pursuant to the amendments. The new options would be in an amount equal to the number of options exercised, would have exercise prices equal to the market price on the date of grant and would vest over three years from the date of grant. Therefore, of the 912,576 shares available for future grants under the terms of the 2003 MIP, 891,791 shares are reserved for future issuances of such options, which issuances would occur in 2006, 2007 and 2008 as the January 5, 2004 options vest and are exercised. In the event that less than 891,791 shares are awarded under these option commitments, the company has undertaken not to issue the awards in the amount of the shortfall as restricted stock, restricted stock units or other full-value awards.

With respect to the January 5, 2004 options issued to the company’s three senior executive officers, Mr. Shulman, Dr. Lerer and Mr. Demilio, the amendments also limited the time during which the options could be exercised but also included a deferral of exercisability with respect to certain of the options. The vesting schedule of the options was not changed and no change was made in the exercise price or other material terms. However, the period in which the option, once vested, could be exercised was reduced from the tenth anniversary of the date of grant (or certain earlier times if the option holders’ employment earlier terminates) to the end of the calendar year in which the option first become exercisable. In addition, except for options for 68,834 shares for Mr. Shulman, 41,031 shares for Dr. Lerer and 27,533 shares for Mr. Demilio, for all of the January 5, 2004 options the time when the options could first be exercised was deferred until January 5, 2007 (except that, as already provided in the options, a vested option could become exercisable earlier following a termination of employment). This deferral of the time when certain of these options would first become exercisable was agreed upon in connection with the waiver by the Management Compensation Committee of the restriction on sale before January 5, 2007 of 206,501 shares for Mr. Shulman, 123,901 shares for Dr. Lerer and 82,601 shares for Mr. Demilio, which they acquired upon exercise of a portion of their January 5, 2004 options that vested in January 2005.

The maximum number of shares of common stock that may be granted to any individual participant under the 2003 MIP in any one calendar year may not exceed 2,000,000. The Management Compensation Committee is authorized, subject to the provisions of the 2003 MIP, to make and administer grants under the 2003 MIP, and to establish such rules as it deems necessary for the proper administration of the 2003 MIP. The company is proposing that the shareholders approve a 2006 Management Inventive Plan which is intended to serve a purpose similar to the 2003 MIP in the future. See “Proposal Number Two—Approval of the 2006 Management Incentive Plan.”

2006 Management Incentive Plan.   The 2006 Management Incentive Plan (the “2006 MIP”) is intended to replace the 2003 MIP, under which few shares remain available and uncommitted. On February 24, 2006, as compensation during fiscal year 2006, the company awarded under the 2006 MIP options to purchase 941,172 shares of common stock and restricted stock unit awards for 119,797 shares of common stock to executive officers and employees. The options have an exercise price of $38.52 per share, the average of the opening and closing prices of the common stock on the date of grant. Certain of the options granted to executive officers will be made subject to performance standards to be determined by the Management Compensation Committee. The awards are conditioned on the approval by the shareholders of the 2006 MIP at the annual meeting. See “Proposal Number Two—Approval of the 2006 Management Incentive Plan” below.

Deferred Compensation Plan.   The Magellan Health Services, Inc. Supplemental Accumulation Plan (the “SAP”), was approved by the Management Compensation Committee in 2000 and is designed to promote the retention of key executives. The SAP is a calendar year based plan that is funded by the company through a fixed percentage of an executive’s base salary. It may also be funded by the executive officers through voluntary deferrals of base and/or incentive compensation. Annually, the Management Compensation Committee approves the percentage contribution for the executive officers. For fiscal year 2005, the Company’s executive officers were each awarded a company contribution of 11% of base salary, as determined in 2006. Both company and voluntary contributions are paid to a trust and invested in one or more mutual funds selected by the respective executive officer.

The fixed percentage amount contributed to the trust and any appreciation thereon is paid to the executive officer on a date at least two years from the date of funding, if such officer is still employed at that time, or two years following the date of termination from the company, provided that the executive officer has complied with covenants not to compete with the company during that time period and the termination was not “for cause.”

The terms of the SAP provide that the amounts deposited in the trust on behalf of executive officers are to be immediately and fully vested upon a change of control of the company (as defined in the SAP document).

Compensation Committee Interlocks and Insider Participation

The Management Compensation Committee as of the date hereof consists of Messrs. Barry Smith (chairman), William McBride and Saul Burian, each a non-employee director.

None of the company’s executive officers serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serves on the company’s board or on the Management Compensation Committee.

EXECUTIVE OFFICERS

Executive Officers of the Registrant

Name	Age	Position
Steven J. Shulman	54	Chairman and Chief Executive Officer
René Lerer, M.D.	50	President and Chief Operating Officer
Mark S. Demilio	50	Chief Financial Officer
Jeffrey D. Emerson	58	Former Executive Vice President
Daniel N. Gregoire	50	General Counsel and Secretary
Eric Reimer	36	Chief Growth Officer
Jeffrey N. West	44	Senior Vice President and Controller

Information for Steven J. Shulman and René Lerer, M.D. is presented above under “Proposal Number One—Election of Directors.”

Mark S. Demilio became Chief Financial Officer of the company in October 2001. Mr. Demilio served as Executive Vice President, General Counsel of the company from July 1999 to December 2000 and as Executive Vice President, Finance and Legal from December 2000 to October 2001. Prior to joining the company, Mr. Demilio was with Youth Services International, Inc., a publicly traded company that managed residential treatment centers for behaviorally troubled youth and behavioral treatment programs in juvenile correction facilities, serving as Executive Vice President, Business Development and General Counsel from March 1997 and Chief Financial Officer from June 1998. Prior thereto, Mr. Demilio was a partner with Miles & Stockbridge, a Baltimore, Maryland-based law firm. Mr. Demilio also serves on the board and the audit committee of Cosi, Inc., a NASDAQ-listed restaurant chain.

Jeffrey D. Emerson served as Executive Vice President, Employer Solutions from November 2005 to January 2006, when he left the company. He previously served as Chief Information Officer since March 2003. Prior to joining the company, Mr. Emerson served as President of CIGNA HealthCare’s Mid-Atlantic Region from 2001 to 2002. Before joining CIGNA, he was Chief Operating Officer of Digital Insurance, a start-up Internet broker of health and related insurance plans that he helped found from 1999 to 2001. Prior thereto, Mr. Emerson served as President and Chief Executive Officer of NYLCare Health Plans of the Mid-Atlantic, a managed care company, from 1987-1999. Prior thereto, he served as Chief Executive Officer for the start-up operations of SkyTel, Inc., the first nationwide messaging network, from 1986 to 1987. Mr. Emerson has also served previously in a variety of leadership positions with Informatics General Corporation, a software and computer services company, Stentran Systems, Inc., a computer information services company, and Boeing Computer Services.

Daniel N. Gregoire became General Counsel and Secretary in January 2005. Mr. Gregoire was formerly Executive Vice President, General Counsel and Secretary of Oxford Health Plans, Inc., a New York Stock Exchange listed managed care company, from 2000 to 2004. Prior to joining Oxford, Mr. Gregoire was an attorney and shareholder with Sheehan Phinney Bass + Green, P.A., a Manchester, New Hampshire-based law firm from 1981 to 2000.

Eric Reimer became Chief Growth Officer in June 2005. He previously served as Senior Vice President for the company’s Health Plan West business from November 2003 to June 2005. Prior to joining the company in November 2003, Mr. Reimer was Senior Vice President of Corporate Development for the Specialty Products Division of CIGNA Health Services from November 2002 to November 2003, where he was responsible for strategic development, mergers & acquisitions and strategic partnerships for CIGNA’s specialty health divisions. He also was a Managing Director and co-founder of Internet Healthcare Group, a venture capital firm that focused on early-stage health and technology investments, from August 1999 to November 2002. Mr. Reimer also served earlier in his career as a strategic consultant with The Boston Consulting Group, Price Waterhouse and Deloitte & Touche.

Jeffrey N. West became Senior Vice President and Controller in June 2002. Prior to his appointment to that position, he served as Director of Financial Reporting from January 1996 through June 1998, Vice President of Financial Reporting from June 1998 through May 2001 and as Vice President and Controller from May 2001 through June 2002. Prior to joining the company, Mr. West worked in the audit practice of Deloitte & Touche.

Employment Contracts

Set forth below is a description of certain provisions of employment agreements between the company and the Named Executive Officers, including termination of employment and change of control arrangements:

Steven J. Shulman.   Under the Employment Agreement between Mr. Shulman and the company, effective January 5, 2004, Mr. Shulman serves as Chairman and Chief Executive Officer and a member of the board of directors of the Company. The agreement is for a three-year term beginning on January 5, 2004, with automatic renewals for additional one-year terms, unless sooner terminated as provided in the agreement. The company will pay Mr. Shulman a base salary of $1,000,000 per year, with annual review for increase by the board or a duly authorized committee thereof. Mr. Shulman’s base salary for 2006 has been set at $1,081,600 effective April 1, 2006. Mr. Shulman is entitled to an annual target bonus opportunity of 100% of base salary, subject to achievement of performance targets fixed by the board or a duly authorized committee thereof. Under the agreement, the company granted Mr. Shulman 83,963 restricted shares of common stock on January 5, 2004. The agreement also provided for Mr. Shulman to purchase on that date for $1,000,000 in cash 83,963 fully-vested shares of common stock for $11.91 per share in cash, the average price paid by Onex and other investors for all of the shares of common stock they acquired in connection with the plan of reorganization. Mr. Shulman received a cash payment equal to a portion of the income taxes that he may incur as a result of such purchase. Additionally, under the agreement, the company granted to Mr. Shulman options to purchase a total of 1,445,511 shares of common stock with a ten-year term. The agreement provides for benefits commensurate with Mr. Shulman’s position. The Agreement also provides for severance payments upon termination by the company as follows:

•       Termination without cause or termination with good reason (as defined) by Mr. Shulman: Upon any such termination, Mr. Shulman would receive two times the sum of base salary plus target bonus payable in a single cash installment immediately after termination, pro-rata target bonus for the year in which termination occurs, accelerated vesting of all outstanding equity awards not yet vested, with all vested options remaining exercisable for three years after termination, and continued participation by himself and his eligible dependents in various benefits programs for a two-year period.

•       Termination in connection with, or within three years after, a change in control (as defined): Upon any such termination, Mr. Shulman would receive three times the sum of base salary plus target bonus payable in a single cash installment immediately after termination, pro-rata target bonus for the year in which termination occurs, accelerated vesting of all outstanding equity awards not yet vested, with all vested options remaining exercisable for three years after termination, and continued participation by himself and his eligible dependents in various benefits programs for a three-year period.

Following his termination of employment, Mr. Shulman will be subject to a non-competition covenant and covenants prohibiting him from soliciting any company customers or employees for a period of one year following his termination or such other period for which he continues to receive base salary.

René Lerer, M.D. Under the Employment Agreement between Dr. Lerer and the company, effective January 5, 2004, Dr. Lerer serves as President and Chief Operating Officer and a member of the board of directors of the company. The agreement is for a three-year term beginning on January 5, 2004, with automatic renewals for additional one-year terms, unless sooner terminated as provided in the agreement. The company will pay Dr. Lerer a base salary of $600,000 per year, with annual review for increase by the chief executive officer, subject to approval of the board or a duly authorized committee thereof. Dr. Lerer’s base salary for 2006 has been set at $648,960 effective April 1, 2006. Dr. Lerer is entitled to an annual target bonus opportunity of 75% of base salary, subject to achievement of performance targets fixed by the board or a duly authorized committee thereof. Under the agreement, the company granted Dr. Lerer 50,378 restricted shares of common stock on January 5, 2004. Additionally, under the agreement, the company granted to Dr. Lerer options to purchase a total of 867,307 shares of common stock with a ten-year term. The agreement provides for benefits commensurate with Dr. Lerer’s position. The agreement also provides for severance payments upon termination by the company as follows:

•       Termination without cause or termination with good reason (as defined) by Dr. Lerer: Upon any such termination, Dr. Lerer would receive two times the sum of base salary plus target bonus payable in a single cash installment immediately after termination, pro-rata target bonus for the year in which termination occurs, accelerated vesting of all outstanding equity awards not yet vested, with all vested options remaining exercisable for three years after termination, and continued participation by himself and his eligible dependents in various benefits programs for a two-year period.

•       Termination in connection with, or within three years after, a change in control (as defined): Upon any such termination, Dr. Lerer would receive three times the sum of base salary plus target bonus payable in a single cash installment immediately after termination, pro-rata target bonus for the year in which termination occurs, accelerated vesting of all outstanding equity awards not yet vested, with all vested options remaining exercisable for three years after termination, and continued participation by himself and his eligible dependents in various benefits programs for a three-year period.

Following his termination of employment, Dr. Lerer will be subject to a non-competition covenant and covenants prohibiting him from soliciting any company customers or employees for a period of one year following his termination or such other period for which he continues to receive base salary.

Mark S. Demilio.   Under the Employment Agreement between Mr. Demilio and the company, effective January 5, 2004, Mr. Demilio serves as Executive Vice President and Chief Financial Officer of the company. The agreement is for a three-year term beginning on January 5, 2004, with automatic renewals for additional one-year terms, unless sooner terminated as provided in the agreement. The company will pay Mr. Demilio a base salary of $500,000 per year, with annual review for increase by the chief executive officer, subject to approval of the board or a duly authorized committee thereof. Mr. Demilio’s base salary for 2006 has been set at $540,800 effective April 1, 2006. Mr. Demilio is entitled to an annual target bonus opportunity of 60% of base salary, subject to achievement of performance targets fixed by the board or a duly authorized committee thereof. Under the agreement, the company granted Mr. Demilio 33,585 restricted shares of common stock on January 5, 2004. Additionally, under the agreement, the company granted to Mr. Demilio options to purchase a total of 578,204 shares of common stock with a ten-year term. The agreement also provides for benefits commensurate with Mr. Demilio’s position. The agreement also provides for severance payments upon termination by the company as follows:

•       Termination without cause or termination with good reason (as defined) by Mr. Demilio: Upon any such termination, Mr. Demilio would receive two times the sum of base salary plus target bonus payable in a single cash installment immediately after termination, pro-rata target bonus for the year in which termination occurs, accelerated vesting of all outstanding equity awards not yet vested, with all vested options remaining exercisable for three years after termination, and continued participation by himself and his eligible dependents in various benefits programs for a two-year period.

•       Termination in connection with, or within three years after, a change in control (as defined): Upon any such termination, Mr. Demilio would receive three times the sum of base salary plus target bonus payable in a single cash installment immediately after termination, pro-rata target bonus for the year in which termination occurs, accelerated vesting of all outstanding equity awards not yet vested, with all vested options remaining exercisable for three years after termination, and continued participation by himself and his eligible dependents in various benefits programs for a three-year period.

Following his termination of employment, Mr. Demilio will be subject to a non-competition covenant and covenants prohibiting him from soliciting any company customers or employees for a period of one year following his termination or such other period for which he continues to receive base salary.

Jeffrey D. Emerson.   Under the Employment Agreement between Mr. Emerson and the company, Mr. Emerson previously served as Chief Information Officer of the company. The agreement was amended on November 7, 2005 to provide that he served as interim Executive Vice President, Employer Solutions and that his employment with the Company would terminate upon completion of his duties in that position, which occurred on January 10, 2006. The company paid Mr. Emerson a base salary of $300,000 per year, with annual review and adjustment by the company. Mr. Emerson’s base salary for 2005 was set at $350,000 effective April 1, 2005. Mr. Emerson received a minimum performance bonus under the STIP for 2005. The agreement also provided for severance payments upon termination by the company without cause. Mr. Emerson will continue to receive his base salary for a period of 12 months after termination.  Mr. Emerson also received the vested portion of his company retirement, deferred compensation, stock options, restricted stock or other benefit plan benefits in accordance with the terms of any such plan. Mr. Emerson’s options and restricted stock vested upon his termination on an accelerated basis as if his employment had terminated on March 15, 2006.

Following his termination of employment, Mr. Emerson is subject to a non-competition covenant and covenants prohibiting him from soliciting any company customers or employees for a period of one year following his termination.

Daniel N. Gregoire.   Under the Employment Agreement between Mr. Gregoire and the company, effective January 24, 2005, Mr. Gregoire serves as Executive Vice President, General Counsel and Secretary of the company. The agreement was for a one-year term ending on December 31, 2005, with automatic renewals for additional one-year terms, unless sooner terminated as provided in the agreement. The company will pay Mr. Gregoire a base salary of $325,000 per year, with annual review for increase by the board or a duly authorized committee thereof. Mr. Gregoire’s base salary for 2006 has been set at $338,000 effective April 1, 2006. Mr. Gregoire is entitled to an annual target bonus opportunity of 50% of base salary, subject to achievement of performance targets. Under the agreement, the company granted Mr. Gregoire 50,000 options to purchase shares of common stock on January 24, 2005 with a ten-year term. The agreement provides for benefits commensurate with Mr. Gregoire’s position. The agreement also provides for severance payments upon termination by the company as follows:

•       Termination without cause or termination with good reason (as defined) by Mr. Gregoire:  Upon any such termination, Mr. Gregoire would receive the sum of base salary plus target bonus payable in a single cash installment immediately after termination and pro-rata target bonus for the year in which termination occurs.

•       Termination with cause:  Upon any such termination, Mr. Gregoire would receive his earned but unpaid base salary and the vested portion of any deferred compensation or other plan.

Following his termination, Mr. Gregoire will be subject to a non-competition covenant and covenants prohibiting him from soliciting any company customers or employees for a period of one year following his termination.

Eric Reimer.   Under the Employment Agreement between Mr. Reimer and the company, Mr. Reimer previously served as Senior Vice President, Account Management of the company. The agreement was amended on June 22, 2005 to provide that he currently serves as Chief Growth Officer of the company. The agreement was for a one-year term ending on November 23, 2004, with automatic renewals for additional one-year terms, unless sooner terminated as provided in the agreement. The company will pay Mr. Reimer a base salary of $230,000 per year, with annual review for increase by the board or a duly authorized committee thereof. Mr. Reimer’s base salary for 2006 has been set at $286,000 effective April 1, 2006. Mr. Reimer is entitled to an annual target bonus opportunity of 50% of base salary, subject to achievement of performance targets. Under the agreement, the company granted Mr. Reimer 40,235 options to purchase shares of common stock on December 6, 2005, 10,000 restricted shares on December 6, 2005, 7,500 stock options to purchase shares of common stock on June 27, 2005 and 1,000 restricted shares on June 27, 2005. The agreement also provides for severance payments upon termination by the company as follows:

•       Termination without cause. Upon any such termination, Mr. Reimer would receive his base salary for a period of 12 months. In addition, the company may pay him on a pro rata basis the amount of any bonus that he would have earned if he had been employed for the full calendar year.

•       Termination with cause. Upon any such termination, Mr. Reimer would receive his earned and unpaid base salary and the vested portion of any deferred compensation or other plan.

Following his termination, Mr. Reimer will be subject to a non-competition covenant and covenants prohibiting him from soliciting any company customers or employees for a period of one year following his termination.

Certain Relationships and Related Transactions

Robert M. Le Blanc is an affiliate of Onex. Pursuant to the company’s plan of reorganization and a Stock Purchase Agreement dated as of December 18, 2003, Magellan Holdings LP (“Holdings”), an affiliate of Onex, purchased 8,552,700 shares of Multi-Vote Common Stock of the company. On March 23, 2005, Holdings purchased from the company an additional 17,850 shares of Multi-Vote Common Stock as partial fulfillment of a commitment by Holdings pursuant to the Stock Purchase Agreement. Under the company’s plan of reorganization, certain of its creditors were given the option to receive shares of Ordinary Common Stock or in lieu of such shares $9.78 per share in cash. In order to fund these cash payments, under the Stock Purchase Agreement, Holdings committed to purchase additional shares of Multi-Vote Common Stock at the same $9.78 per share price. The Company recently settled a number of creditor claims in cash which corresponded to Multi-Vote Common Stock purchased by Holdings. On March 23, 2005, Holdings purchased 17,850 shares of Multi-Vote Common Stock at $9.78 per share under this commitment. On May 11, 2005, Holdings purchased an additional 3,613 shares of Multi-Vote Common Stock at $9.78 per share under this commitment.

In accordance with a Registration Rights Agreement dated as of January 5, 2004 that was entered into in connection with the consummation of the company’s plan of reorganization (the “Registration Rights Agreement”), Holdings caused the company to register for resale under the Securities Act, an aggregate of 8,509,213 shares of Ordinary Common Stock transferred upon conversion of the shares of Multi-Vote Common Stock it owned. The resales were made in underwritten public offerings that closed on May 20, June 7 and November 9, 2005 involving 4,209,000, 537,500 and 3,762,713 shares, respectively. The Company bore the expenses of preparing the registration statements and various other documents in connection with those public offerings under the terms of the Registration Rights Agreement.

Report of the Management Compensation Committee

The Management Compensation Committee of the board of directors is comprised of three members of the board of directors who are not current or former employees of the company and who the board has determined are independent for purposes of NASDAQ listing standards. See “Corporate Governance—Director Independence” above.

Role of the Management Compensation Committee

The duties and responsibilities of the Management Compensation Committee include: (i) establishment of the company’s general compensation philosophy, and oversight of the development and implementation of compensation programs; (ii) review and approval of corporate goals and objectives relevant to the compensation of the chief executive officer and other members of management; (iii) the development of recommendations to the board with respect to the company’s various compensation plans and overseeing the activities of the individuals and committees responsible for administering these plans; and (iv) oversight of regulatory compliance with respect to compensation matters.

Compensation Philosophy

The company’s compensation programs and policies are designed to attract, retain and reward individuals of outstanding ability in key positions, in order to deliver value to the company’s shareholders. Specifically, our compensation programs focus on:

•       Pay for Performance: Our philosophy is that an individual’s compensation should reflect his or her individual performance, the performance of his or her business unit or area of responsibility and the performance of the company as a whole.

•       Competitive Pay: We believe that the company’s overall compensation should be competitive with market-based compensation data, as defined by the position. Base and variable pay will be above median as performance is above median.

•       Alignment with Company Goals: The company’s compensation programs are designed to support both the short-term and long-term financial, operating and other goals of the company.

•       Alignment with Shareholder Interests: We believe that senior management’s compensation should include long-term incentives that encourage performance that builds long-term value for both the company and its shareholders.

Components of Compensation Program

The compensation packages for the company’s executives are designed to set total compensation at levels that reflect both personal and organizational performance and results. In addition to exercising our business judgment, we have sought the advice of nationally recognized consultants in reviewing these executive compensation policies and programs. Such consultants have also assisted us with the collection and review of competitive market data of peer companies. An executive’s total compensation opportunity relative to the range paid by peer companies is also determined in consideration of the executive’s experience, level and scope of responsibility within the company and individual performance. In reviewing the competitive marketplace, the committee considers a broader range of companies and sectors than those reported in the company’s performance graph included under “Comparison of Cumulative Total Returns” below, because this broader group of companies better reflects the labor market from which we recruit executive talent. All of the company’s executive officers have employment agreements that establish base salary and bonus opportunities and that were entered into following arm’s length negotiations with the respective executive officers. In determining salaries, bonuses and equity awards, the committee also considers recommendations of the chief executive officer (except in the case of his own compensation) and independent compensation consultants.

•       Salaries: In determining the base salary for each of our executive officers, the committee considers such factors as existing contractual commitments, competitive market data, compensation opportunities perceived to be necessary to retain executive officers, individual performance and the criticality of the executive to the company’s current and future success. The company entered into employment agreements negotiated with Mr. Shulman, Dr. Lerer and Mr. Demilio on or somewhat prior to the effective date of the company’s plan of reorganization (January 5, 2004) which specify an initial base salary amount subject to annual adjustment based on performance reviews. These base salary amounts were increased by 4% during 2005. See “Executive Officers - Employment Contracts” above.

•       Annual Bonuses: The company has established an annual incentive plan which is described under “Benefit Plans—Annual Incentive Plan” above. This plan provides cash bonuses and is available to all management, including the executive officers. At the beginning of each fiscal year, the committee, with input from the chief executive officer, other members of management and independent consultants, establishes performance goals which could result in a threshold, target or maximum bonus payout. At the end of the fiscal year, the committee then reviews the company’s and the individual’s performance relative to those performance goals and determines whether the goals were achieved and the level of funding for the annual bonuses. Annual bonuses are paid in the first quarter of the year following the performance period to which the bonuses relate. The bonuses paid in 2006 were for work performed during 2005. The performance criterion for funding the 2005 annual bonus pool was the achievement of a prescribed amount of segment profit, as defined in the company’s financial statements. The committee determined that the 2005 goal was exceeded by 15.6% and determined to fund the bonus pool at approximately 115% of target funding levels. Each individual’s bonus is determined based upon the overall company funding level, each individual’s bonus target and an evaluation of each individual’s performance.

•       Equity Awards: The company provides its executive officers with equity awards under the 2003 MIP and, if approved by shareholders, the 2006 MIP, which are designed to create and enhance incentives for them to build shareholder value. In January 2005, under the terms of his employment agreement, Mr. Gregoire was awarded non-qualified stock options to purchase 50,000 shares with ten year terms vesting over three years. In March 2005, the company awarded non-qualified stock options to purchase 198,250, 118,950, 79,300, 46,950, 17,890, 19,380 and 11,510 shares to Mr. Shulman, Dr. Lerer, and Messrs. Demilio, Emerson, Kotin, Gregoire and West, respectively. The options have ten-year terms and vest over four years. At the same time, the company awarded restricted stock for 24,451, 14,671, 9,780, 5,790, 2,210, 2,390 and 1,420 shares to Mr. Shulman, Dr. Lerer, and Messrs. Demilio, Emerson, Kotin, Gregoire and West, respectively. These restricted stock awards vest over four years. Upon becoming an executive officer in June 2005, Mr. Reimer was awarded non-qualified stock options to purchase 7,500 shares with ten year terms vesting over four years and 2,515 shares of restricted stock vesting over four years. In December 2005 Mr. Reimer was awarded additional options for 40,235 shares with ten year terms vesting over four years and 10,000 shares of restricted stock vesting over four years. In February 2006, the company awarded additional non-qualified stock options to purchase 276,106, 132,531, 83,628, 21,675, 19,803 and 13,000 shares and 35,144, 16,869, 10,645, 2,759, 2,521 and 1,600 restricted share units to Mr. Shulman, Dr. Lerer, and Messrs. Demilio, Gregoire, Reimer and West, respectively. The options have ten-year terms and vest over three years subject in certain cases to the satisfaction of specified performance targets. Certain of the options granted to executive officers will be made subject to performance standards to be determined by the Management Compensation Committee. The restricted share units vest over three years.

•       Deferred Compensation Plan: The company operates the Supplemental Accumulation Plan (“SAP”), a deferred cash compensation plan that is designed to promote the retention of the company’s executive officers. The SAP includes a component that is funded by the company and is determined on an annual basis as a fixed percentage of an executive’s base salary, and a voluntary deferral component under which the participant may make contributions from base or incentive compensation. For a description of the SAP, see “Benefit Plans—Deferred Compensation Plan” above. For 2005, Mr. Shulman and Dr. Lerer and each of the other executive officers (other than Mr. Emerson) was each awarded a company contribution of 11% of their base salary.

•       Retirement Vehicles: The company maintains a 401(k) savings plan which permits employees to defer compensation and to which the company makes matching contributions on behalf of the executive officers on the same basis as all other participants.

Compensation of Chief Executive Officer

The process for determining the Chief Executive Officer’s compensation is led by the chairman of the Management Compensation Committee, who solicits input from all members of the board of directors as well as independent compensation consultants. The chairman then presents the Chief Executive Officer’s proposed compensation package to the full committee which, in turn, presents it to the full board for final approval, with the Chief Executive Officer abstaining.

As of the effective date of the company’s plan of reorganization in January 2004, the company entered into an employment agreement with Mr. Shulman that fixed his base salary for 2004 at $1,000,000. The agreement also specified his annual target bonus opportunity at 100% of base salary, subject to achievement of performance goals fixed by the board. The agreement also provided for the grant of 83,963 restricted shares of common stock, and non-qualified options to purchase a total of 1,445,511 shares of common stock. The agreement also required Mr. Shulman to purchase 83,963 fully-vested shares of common stock. In determining Mr. Shulman’s 2004 compensation, the committee considered the compensation of comparable positions at peer companies, Mr. Shulman’s performance as an independent contractor with HPI during 2003 as well as what would be necessary to attract Mr. Shulman.

Commencing in 2004, the committee established a procedure whereby, in consultation with Mr. Shulman, the committee establishes performance goals for Mr. Shulman at the beginning of each year. These goals are then used as the criterion upon which Mr. Shulman’s performance is assessed, and accordingly, subsequent year’s base salary, bonus and equity awards are based. Mr. Shulman is subject to the same performance goals established under the company’s annual bonus plan as other executives. The performance criterion for funding the 2005 annual bonus pool was to achieve a prescribed amount of segment profit (as defined in the company’s financial statements) less special charges.

The committee believes that the compensation paid to Mr. Shulman in 2005, as reflected in this proxy statement, coupled with the stock options and stock award granted to Mr. Shulman in 2005, is appropriate to incent and encourage an executive with Mr. Shulman’s background and experience to remain with the company as Chief Executive Officer and to align his interests with those of the company’s shareholders. In early 2006, the committee reviewed Mr. Shulman’s 2005 goals against his performance as well as the performance of the company as a whole and determined that for 2006 his base salary should increase by 4%, to $1,081,600, effective April 1, 2006. The committee also awarded Mr. Shulman a cash bonus of $1,831,440 for his service in 2005.

Loans to Executive Officers and Board Members

The committee has determined not to provide loans of any sort, including, but not limited to, relocation loans and loans to pay the exercise price of stock options, to the company’s executive officers or members of the board of directors. No such loans are outstanding.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation paid each year to a publicly-held company’s chief executive officer and to its four most highly paid senior executive officers to $1 million per person. Excluded from the $1 million limitation is compensation that, among other things, meets pre-established performance criteria. The committee’s objective is to structure the company’s compensation programs to maximize the deductibility of compensation paid thereunder but reserves the right to pay compensation that may not be tax deductible when it would be in the best interests of the parties involved and has done so in appropriate instances.

The Compensation Committee

Barry M. Smith (Chairman)
William J. McBride
Saul E. Burian

Report of the Audit Committee

The primary function of the Audit Committee is to assist the board of directors in fulfilling its financial oversight responsibility by reviewing the company’s financial statements, the other financial information that is proposed to be provided to the shareholders, the periodic financial reports filed with the SEC, the system of internal controls which management and the board of directors have established and the audit process. The committee operates pursuant to a written charter, a copy of which is available at www.magellanhealth.com. As set forth in the charter, management of the company is responsible for the preparation, presentation and integrity of the company’s financial statements. Management of the company is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The independent auditors are accountable to the board and the Audit Committee. The Audit Committee has the authority and responsibility to retain and terminate the company’s independent auditors.

In performance of this oversight function, the committee has considered and discussed the audited financial statements with management and the independent auditors. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The committee has also discussed with management the company’s internal controls and procedures and disclosure controls and procedures relating to financial and other matters. Finally, the committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of non-audit services by the independent auditors to the company is compatible with maintaining the auditors’ independence and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are advised by the independent auditors. The independent auditors are experts in the fields of accounting and auditing, including in respect of auditor independence. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, management is solely responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the company’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to above and in the charter, the committee recommended to the board that the audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission.

The Audit Committee

Michael P. Ressner (Chairman)
William J. McBride
Michael Diament

Comparison of Cumulative Total Returns

The following graph compares the change in the cumulative total return on our common stock to (a) the change in the cumulative total return on the stocks included in the Standard & Poor’s 500 Stock Index and (b) the change in the cumulative total return on the stocks included in the S&P 500 Managed Health Care Index, assuming an investment of $100 made at the close of trading on January 6, 2004, the first full day on which the common stock was registered under Section 12(g) of the Exchange Act and the first full day of trading on NASDAQ, and comparing relative values on December 31, 2004 and 2005. The common stock was first issued under the company’s plan of reorganization in connection with its bankruptcy proceedings on January 5, 2004. We did not pay any dividends during the period reflected in the graph. Note that the common stock price performance shown below should not be viewed as being indicative of future performance.

	January 6, 2004	December 31, 2004	December 31, 2005
Magellan Health Systems, Inc.	100	126.52	116.48
S&P 500 Index	100	109.72	115.11
S&P 500 Managed Health Care Index(1)	100	155.63	222.08

(1)          The S&P 500 Managed Health Care Index consists of Aetna, Inc., CIGNA Corp., Coventry Health Care, Inc., Humana, Inc., UnitedHealth Group, Inc. and Wellpoint, Inc.

The information set forth above under the headings “Report of the Management Compensation Committee,” “Report of the Audit Committee” and “Comparison of Cumulative Total Returns” does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the filing specifically incorporates such information by reference therein.

PROPOSAL NUMBER TWO
APPROVAL OF THE
2006 MANAGEMENT INCENTIVE PLAN

Subject to approval of the company’s shareholders, the board of directors on February 24, 2006 adopted the Magellan Health Services, Inc. 2006 Management Incentive Plan (the “2006 MIP”). The purpose of the 2006 MIP is to promote the interests of Magellan and its stockholders by aiding us in attracting, retaining and motivating officers and key employees who are responsible for our success and growth by providing such persons an opportunity to acquire a proprietary interest in Magellan’s long-term success.

The Management Compensation Committee (the “Committee”) of the board of directors previously relied on the company’s 2003 Management Incentive Plan (the “2003 MIP”)for grants of stock options, restricted stock, stock appreciation rights and stock units to provide incentives to officers and key employees. As of December 31, 2005, 912,576 of 6,373,689 shares authorized for issuance under the 2003 MIP remain available, although the company has committed to granting 891,791 of these shares under options to various executive officers and employees as described under “Executive Compensation—Benefit Plans—2003 Management Incentive Plan” above. In order to provide future incentives to officers and key employees, the board has determined that it is advisable to adopt the 2006 MIP.

In addition to awards under the 2006 MIP, the company’s board has adopted a 2006 Short-Term Incentive Compensation Plan comparable to the short term incentive plan previously in effect. It provides for the payment of cash bonuses based on the attainment of previously-set financial or operational performance goals.

The 2006 MIP provides for the issuance of up to 2,750,000 shares of Ordinary Common Stock (representing approximately 6.9% of the shares of common stock to be outstanding upon approval of the 2006 MIP, treating all of the 2006 MIP shares as then outstanding), of which up to 300,000 shares may be issued in the form of restricted stock or other stock units which may be settled in stock. The number and kind of shares available under each of these limitations is subject to adjustment as determined by the Committee or another director committee appointed by the board of directors in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, combination, exchange, spin-off, dividend in kind, extraordinary cash dividend or other similar corporate transaction or event that affect Magellan’s corporate structure or stock.

Shares subject to awards under the 2006 MIP that are not used or are cancelled, terminated or forfeited because the terms and conditions of the awards are not met may be used again for awards under the 2006 MIP. Otherwise, upon exercise of a stock option or stock appreciation right, the number of shares underlying that award will be deemed to be delivered under the plan, even if the net number of shares delivered to the participant is less than the number of shares underlying the award (as would occur, for example, upon a net exercise of options, upon a settlement of stock appreciation rights in cash or for a net number of shares, upon a stock-for-stock exercise of stock options, or upon share withholding to satisfy tax obligations). In the case of restricted stock awards or stock units, if shares are not delivered to a participant because all or a portion of a restricted stock award or award of stock units is settled in cash, or shares are withheld to satisfy tax withholding obligations, those shares will again be available for awards under the plan, including for purposes of the limitation on shares that may be used for restricted stock awards or stock units. The shares that may be issued under the 2006 MIP may be authorized but unissued shares, treasury shares or shares acquired on the open market or otherwise.

The maximum number of shares that may be granted to any individual participant under the 2006 MIP in any one calendar year is 2,000,000, subject to adjustment in circumstances triggering adjustment to the aggregate limitations under the 2006 MIP, as stated above.

Information on the total number of shares available under our existing equity compensation plans and subject to outstanding options is presented under the caption “Security Ownership of Certain Beneficial Owners and Management—Equity Compensation Plan Information Table” above. Based on our equity compensation plans in effect and outstanding awards at March 13, 2006, if shareholders approve the 2006 MIP and the 2006 Director Equity Compensation Plan (see “Proposal Number Three—Approval of 2006 Director Equity Compensation Plan” below) the total number of shares available for future issuance under these new plans and other continuing equity compensation plans would be as follows:

Shares subject to outstanding awards	4,014,711
Shares committed solely for future option grants (1)	1,832,963
Shares committed solely for future restricted stock awards(2)	119,797
Other shares available for future equity awards(3)	1,709,816
Total shares	7,677,287
Percentage of outstanding shares(4)	17.2%

(1)          Includes 891,791 shares reserved for future grants of stock options to offset shortened exercise periods of options granted in 2004. The exercise periods of such options were shortened in order to comply with a new tax law adopted in late 2004. In the event that less than 891,791 shares are awarded under these option commitments, the company has undertaken not to issue the awards in the amount of the shortfall as restricted stock, restricted stock units or other full-value awards. Also includes 941,172 shares underlying options provisionally granted under the 2006 MIP.

(2)          Consists of restricted shares provisionally granted under the 2006 MIP.

(3)          Of these, a maximum of 200,988 shares are reserved for restricted stock, stock units, and similar “full-value” awards, including 20,785 shares uncommitted under the 2003 MIP and 180,203 shares which may be granted as restricted stock under the 2006 MIP (based on the 300,000 share limit minus 119,797 restricted shares already granted on a provisional basis under the 2006 MIP).

(4)          Shares outstanding includes all shares of Ordinary Common Stock outstanding at March 13, 2006 plus issuance of all unissued shares reserved under continuing plans (including upon exercise of outstanding options), including shares to be reserved under the 2006 MIP and the 2006 Director Equity Compensation Plan, as shown above.

On March 13, 2006, the closing price of the Ordinary Common Stock on NASDAQ was $37.20.

Administration

The 2006 MIP is administered by the Committee. The members of the Committee are appointed from time to time by the board of directors. Under our by-laws, all members of the Committee must be independent directors. In addition, under the 2006 MIP, at least two members of the Committee must be “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act, and “outside directors” within the meaning of Section 162(m) of the IRC. The Committee has the authority, among other things, to select the officers and key employees to whom awards are granted; determine the types of awards to be granted and the number of shares covered by such awards; set the terms and conditions of such awards; and establish rules for the administration of the 2006 MIP.

Participants

Those officers and key employees of Magellan and its subsidiaries and affiliates as the Committee determines to be responsible for Magellan’s success and future growth and profitability are eligible to be selected by the Committee to receive awards under the 2006 MIP. The Company estimates that 100 persons would be eligible to be selected for the grant of awards under the 2006 MIP. Approximately 100 officers and other employees currently participate in the 2003 MIP.

Types of Awards

The 2006 MIP permits grants of:

•        stock options, including “incentive stock options” meeting the requirements of Section 422 of the IRC and stock options that do not meet such requirements;

•        stock appreciation rights;

•        restricted stock awards;

•        stock units; and

•        any combination of the foregoing.

Any awards made under the 2006 MIP may be performance-based awards. This means that the grant of any of these awards may represent “performance-based compensation” within the meaning of Section 162(m) of the IRC.

Stock Options.   The Committee may grant “incentive stock options” meeting the requirements of Section 422 of the IRC and stock options that do not meet such requirements (“non-qualified stock options”). The Committee may also, in its discretion, grant stock appreciation rights, including a concurrent grant of stock appreciation rights in tandem with any stock option grant (see “Stock Appreciation Rights” discussed below). The exercise price of any option granted under the 2006 MIP will be set by the Committee but the exercise price of non-qualified stock options must not be less than 100% of the fair market value of the stock at the date of grant. Stock options will be exercisable at such times as the Committee determines and will be subject to such terms and conditions, including vesting and performance-based conditions, as the Committee determines.

The Committee will determine when stock options granted under the 2006 MIP may be exercised. No stock option may be exercised more than ten years after the date it is granted.

The aggregate fair market value of the shares (determined at the date of grant) for which an incentive stock option may become exercisable in any calendar year as an incentive stock option may not exceed $100,000. An acceleration of the exercisability of such options upon a “change in control” of Magellan, as may be provided in the discretion of the Committee in option agreements issued under the 2006 MIP, may result in more than $100,000 of incentive stock options becoming exercisable during a single calendar-year. If any incentive option fails to qualify as an incentive stock option because of the failure to satisfy the $100,000 limit, such options will be treated as non-qualified stock options.

Stock Appreciation Rights.   The Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Committee may determine. Upon exercise of a stock appreciation right by a holder, the holder is entitled to receive the exercise of the fair market value of one share of Ordinary Common Stock on the date of exercise over the fair market value of one share of Ordinary Common Stock on the date of grant. If a stock appreciation right is granted in tandem with or in substitution for a stock option, the fair market value will be based on the fair market value on the date the stock option is granted.

The Committee will determine when stock appreciation rights granted under the 2006 MIP may be exercised. No stock appreciation right may be exercised more than ten years after the date it is granted.

Restricted Stock Awards.   The Committee may grant restricted stock awards, up to a maximum of 300,000 in the aggregate, subject to such restrictions and terms and conditions as the Committee deems appropriate. Upon receipt of a restricted stock award, the holder is entitled to receive a specified number of shares in exchange for payment of a specified purchase price or for no payment, as the Committee shall determine. Any purchase price payable for shares subject to a restricted stock award may be paid in any manner authorized by the Committee.

Restricted stock awards may be made in consideration for services provided or to be provided to Magellan. Restricted stock awards may be subject to restrictions on transfer, the right of Magellan to reacquire the shares for a payment specified in the award or for no payment, and may grant or withhold the right of the holder to receive dividends and to vote the shares granted.

Stock Units.   The Committee may grant stock units subject to such restrictions and terms and conditions as the Committee may impose. A “stock unit” is a notional account representing one share of Ordinary Common Stock. A stock unit will have a value equal to the fair market value of one share of Ordinary Common Stock and may include, if so determined by the Committee, the value of any dividends or other rights or property received by stockholders after the date of grant of the stock unit. Holders of stock units have the right, subject to any restrictions imposed by the Committee, to receive shares of Ordinary Common Stock (or a cash payment equal to the fair market value of such shares) at some future date.

The Committee may, in its discretion, grant dividend equivalent rights with respect to such stock units and establish any vesting requirements, transfer restrictions and forfeiture provisions. The Committee may also determine to accelerate the vesting of stock units.

Performance Awards.   Awards made under the 2006 MIP may be granted so as to qualify for the performance-based compensation exemption of Section 162(m) of the IRC. A performance-based award will entitle the holder to receive payments upon the achievement of specified hurdle rates and/or growth rates in one or more of the following business criteria that apply to individual participants, one or more business units, or Magellan as a whole, either individually or in combination; net earnings, earnings per share, sales, operating income, earnings before interest and taxes (“EBIT”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), working capital targets, market price per share, total return to stockholders, return on equity, return on capital and cash flows.

The Committee will determine the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award. A performance award may be settled in cash, shares or a combination of the two.

Adjustments to Awards

Adjustments as to the number, price or kind of shares or other consideration subject to outstanding awards may be made in connection with corporate transactions of the type that trigger adjustments to shares available under the 2006 MIP, as well as acquisitions or other changes in capitalization occurring after the date of any grant or if there is a change in laws or other circumstances that affect awards. Adjustments to outstanding awards will be made so as to preserve without enlarging the rights of participants, with the manner of such adjustments to be determined by the Committee.

New Plan Benefits

The following table sets forth information with respect to the number of shares of Ordinary Common Stock as to which awards of stock options and restricted stock units under the 2006 MIP have been granted to the following persons and groups eligible for participation in the 2006 MIP. The exercise price of the options is $38.52 and the options expire ten years after February 24, 2006, the date of award. Certain of the option awards listed below will be made subject to performance standards to be determined by the Management Compensation Committee. If shareholders do not approve the proposed 2006 MIP at the 2006 annual meeting of shareholders, the awards shown below will be cancelled and no future awards will be granted under the 2006 MIP.

2006 Management Incentive Plan

	Options	Restricted Stock
Name and Position	Number of Shares Underlying Stock Options(#)(1)(2)	Dollar Value($)(3)	Number of Shares Subject to Restricted Stock Unit Awards(#)(4)
Steven Shulman	276,106	$1,353,747	35,144
Chief Executive Officer
René Lerer	132,531	$649,794	16,869
Chief Operating Officer
Mark Demilio	83,628	$410,045	10,645
Chief Financial Officer
Daniel Gregoire	21,675	$106,277	2,759
General Counsel
Eric Reimer	19,807	$97,109	2,521
Chief Growth Officer
Jeffrey West	13,000	$61,632	1,600
Senior Vice President and Controller
Executive Group (6 persons)	546,747	$2,678,604	69,538
Non-Executive Officer Employee Group	394,425	$1,935,977	50,259

(1)          The options vest as to 33% each year and are exercisable at a price of $38.52 on or prior to February 24, 2016.

(2)          The market value of the securities underlying the options was $37.12, representing the average of the opening and closing prices of the company’s stock on NASDAQ on March 13, 2006.

(3)          The indicated amounts represent the numbers of shares of restricted stock unit awards granted under the 2006 MIP to the indicated persons multiplied by $38.52, the average of the opening and closing prices of the company’s stock on NASDAQ on the date of grant, February 24, 2006.

(4)          Restricted stock units vest as to 33% each year.

The number of shares underlying stock options to be received by all employees as a group is 941,172.

Limitations on Transfer and Resale of Shares

Except as discussed below, no award (other than unrestricted stock awards or vested restricted stock awards) may be transferred or  assigned by the participant except in the event of the participant’s death, and may only be exercised during the participant’s lifetime, by the participant. If determined by the Committee, a participant may transfer awards (other than incentive stock options) to certain immediate family members or trusts for the benefit of such persons or other entities owned by such persons. Such transactions would be intended to facilitate estate planning. In the event of the death of the participant, if determined by the Committee at the time of grant, stock options and stock appreciation rights may be exercised thereafter for some specified period of time by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the stock option or stock appreciation right passes by will or law.

The resale of shares acquired upon exercise or receipt of awards generally is not automatically restricted by the terms of the 2006 MIP, though in many cases restricted stock awards and stock units contain resale restrictions. All shares or other securities delivered under the 2006 MIP pursuant to any award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the 2006 MIP, applicable federal or state securities laws and regulatory requirements.

Unless sold under a registration statement filed by Magellan under the Securities Act, generally recipients who are officers or directors of Magellan will, in order to resell any shares acquired by them under the 2006 MIP, be required to observe the resale limitations of Rule 144 of the Securities Act.  The company plans to file a registration statement registering under the Securities Act the issuance to participants in the 2006 MIP of shares purchased upon the exercise of options or otherwise purchased under the 2006 MIP. However, executive officers and directors are also subject to the share ownership reporting requirements and short-swing trading provisions of Section 16 of the Exchange Act. In addition, Magellan has adopted a “Stock Trading Policy” that restricts transactions by directors, officers and employees in Magellan securities, including providing that, in the case of directors, executive officers and certain other personnel, buying or selling of stock is permitted only during certain “window periods,” generally following the release of quarterly or annual reports. The 2006 MIP prohibits transactions in shares awarded under the 2006 MIP that does not comply with this policy.

Amendment or Termination of the 2006 MIP

Unless earlier discontinued or terminated by the Committee, no awards may be granted under the 2006 MIP after the date which is ten years after the latest date on which the 2006 MIP or any amendment or restatement is approved by the shareholders. The 2006 MIP permits the Committee to amend, alter, suspend, discontinue or terminate the 2006 MIP at any time, except that stockholder approval of a majority of the voting power of Magellan’s Ordinary Common Stock is required if the amendment will (i) increase the total number of shares of Ordinary Common Stock that may be issued through awards under the 2006 MIP, (ii) increase the maximum number of shares that may be awarded to any participant under the 2006 MIP, (iii) change the types of business criteria on which performance-based awards are based, or (iv) modify the requirements as to eligibility for participation under the 2006 MIP. In addition, NASDAQ rules also require such stockholder approval for any “material amendment.”  Although most amendments that substantially increase the Company’s costs under the 2006 MIP would require shareholder approval, the increase in cost of the 2006 MIP would not by itself necessarily trigger a shareholder approval requirement. Without the consent of a participant, no amendment or alteration may materially impair a participant’s rights under a previously granted award.

Prohibition on Repricing Without Shareholder Approval

Under the 2006 MIP, stock options and stock appreciation rights may not be “repriced” without the approval of shareholders. A “repricing” means amending the terms of an option or stock appreciation right after it is granted to lower its exercise price, any other action that is treated as a repricing under generally accepted accounting principles, and canceling an option or stock appreciation right at a time when its strike price is equal to or greater than the fair market value of the underlying shares, in exchange for another award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. Adjustments to awards in connection with extraordinary corporate events will not be deemed “repricings,” however.

Certain Federal Income Tax Matters

The following is a brief summary of the federal income tax consequences generally applicable to awards granted under the 2006 MIP based on federal income tax laws in effect on the date of this proxy statement. This summary is provided for the information of shareholders considering how to vote on this matter, and is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (other than a brief summary of golden parachute exercise tax rules) or other tax laws other than federal income tax law. Awards under the 2006 MIP are intended to be exempt from IRC Section 409A or to meet requirements of IRC Section 409A, and the discussion below assumes that this is the case so that participants do not have additional tax consequences under IRC Section 409A. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, Magellan advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the 2006 MIP. In all cases, special rules may apply to participants receiving awards under the 2006 MIP who are subject to Section 16(b) of the Exchange Act.

Incentive Stock Options.   An option granted under the MIP may be an incentive stock option (an “ISO”) within the meaning of Section 422 of the IRC. An employee will generally not recognize ordinary income on receipt or exercise of an ISO so long as he or she has been an employee of the company or its subsidiaries from the date the ISO was granted until three months before the date of exercise. However, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price is an adjustment in computing the employee’s alternative minimum tax in the year of exercise. If the employee holds the shares of Ordinary Common Stock received on exercise of the ISO for one year after the date of exercise and for two years from the date of grant of the ISO, any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the company may not deduct any amount in connection with the ISO.

If an employee exercises an ISO but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the employee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the disqualifying disposition.

Non-Qualified Stock Options.   Options may also be granted under the 2006 MIP that do not qualify as incentive stock options under Section 422 of the IRC. Such an option is referred to as a nonqualified stock option (an “NQSO”). NQSOs granted under the 2006 MIP will not be taxable to an employee at grant but generally will result in taxation at exercise, at which time the employee will recognize ordinary income in an amount equal to the difference between the option’s exercise price plus any other amount paid at grants and the fair market value of the shares on the exercise date. The company will be entitled to deduct a corresponding amount as a business expense in the year the employee recognizes this income. Upon any sale of the option shares after exercise, the employee will realize a capital gain (or loss) to the extent the sale price exceeds (or is less than) the employee’s tax “basis” in the shares. The employee’s tax basis is the fair market value of the shares at the time of exercise. The Company is not entitled to a tax deduction in connection with any capital gain of an employee selling option shares.

The 2006 MIP provides that the Committee, subject to its discretion, applicable law and such terms and conditions as it may adopt, may permit an optionholder to satisfy the tax obligation resulting from exercise of a non-incentive option, in lieu of cash, by (i) electing to have the company withhold a portion of the shares of Ordinary Common Stock deliverable upon exercise of an option with a fair market value equal to the amount of the tax obligation or (ii) delivering to the company such shares already owned by the optionholder with a fair market value equal to the amount of the tax obligation. The election must be made on or before the date that the amount of tax to be withheld is determined. Shares of Ordinary Common Stock withheld by the company may be treated as if first issued to the optionholder upon exercise of the option, resulting in gain as described above, and then resold to the company, which may result in additional gain or loss.

Stock Appreciation Rights.   To the extent the requirements of the Internal Revenue Code are met, there are no immediate tax consequences to an employee when a stock appreciation right (an “SAR”) is granted. At the time of exercise of an SAR, the employee will recognize ordinary income equal to the cash or the fair market value of the shares of Ordinary Common Stock received at that time. Subject to the general rules concerning deductibility of compensation, Magellan will be allowed an income tax deduction in the amount that the holder of an SAR recognizes as ordinary income upon the exercise of the SAR. Tax rules regarding capital gains and losses upon a subsequent sale of the shares resulting from exercise are generally the same as for non-qualified stock options, discussed above.

Restricted Stock Awards.   The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture or become transferable. At the time the restrictions lapse, the employee will recognize ordinary income equal to the then fair market value of the stock less any amount paid for the stock. The employee may, however, make an election to include the value of the shares in gross income in the year of award despite such restrictions. Generally, the company will be entitled to deduct as a business expense in the year the employee includes the compensation in income an amount equal to the amount of compensation the employee includes in income.

Dividends, if any, received by the holder before the end of the restricted period will be taxed as ordinary income to the holder and also will be deductible by the company subject to the foregoing general rules concerning deductibility of compensation.

Stock Unit Awards.   Generally, an employee will not recognize ordinary income until Ordinary Common Stock, cash, or other property become payable under a stock unit award, even if the award vests in an earlier year. The company will generally be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.

Performance Awards.   Any cash payments or the fair market value of any Ordinary Common Stock or other property an employee receives in connection with other stock-based awards or incentive awards are includable in income in the year received or made available to the employee without substantial limitations or restrictions. Generally, the company will be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.

Deductibility of Awards.   IRC Section 162(m) places a $1,000,000 annual limit on the compensation deductible by the company paid to certain of its executives. The limit, however, does not apply to “qualified performance-based compensation.” The company believes that awards of stock options, SARs and certain other “performance-based compensation” awards under the 2006 MIP will qualify for the performance-based compensation exception to the deductibility limit. Other awards, such as restricted stock awards and stock units, if not subject to an achievement of a performance goal, may be non-deductible under IRC Section 162(m), depending on the circumstances of the employee in the year the award becomes subject to federal income tax. The restricted stock awards that would become effective upon shareholder approval of the 2006 MIP are not “performance-based” under IRC Section 162(m) and thus such awards may in whole or in part be non-deductible in the year in which they result in compensation to Named Executive Officers.

Deferred Compensation.   Any deferrals made under the 2006 MIP, including awards granted under the plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the IRC to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments, and the timing of distributions. Magellan intends to structure any deferrals and awards under the 2006 MIP to meet the applicable tax law requirements so that participants are not subject to tax penalties, interest, and unexpected recognition of income under IRC Section 409A, but there can be no assurance that the IRC Section 409A requirements will be met in all cases.

Change In Control.   Payments or other benefits resulting from awards, including acceleration of the exercisability of options and the lapse of restrictions with respect to restricted stock awards granted under the 2006 MIP, if a result of “change in control” provisions in award agreements or other arrangements, may be compensatory payments that, when made to certain defined individuals (such as Magellan’s executive officers), may be deemed to be “parachute payments” within the meaning of Section 280G and 4999 of the IRC. Those tax laws provide that, if parachute payments to an individual equal or exceed three times the individual’s base amount (as described below), the excess of the parachute payments over the base amount (the “excess parachute payments”) will not be deductible by the company and will be subject to a 20% excise tax payable by the individual. In addition, under the employment agreements with its executives, the company is obligated to make additional cash payments to “gross up” the executives for any such excise tax under Section 280G so that they will receive the same benefit from their awards as if such excise tax were not applicable, which gross up payments would also be nondeductible to the company as excess parachute payments. As used in Section 280G, base amount is the individual’s average annual taxable compensation over the five years preceding the taxable year in which change in control occurs. It should also be noted that excess parachute payments generally reduce the $1,000,000 deduction limitation under Section 162(m) of the IRC.

Additional Information

The 2006 MIP is not subject to any provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, and is not qualified under Section 401(a) of the IRC. The foregoing is only a summary of certain provisions of the 2006 MIP and is qualified by reference to the text of the 2006 MIP, which is attached as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL NUMBER THREE
APPROVAL OF THE
2006 DIRECTOR EQUITY COMPENSATION PLAN

Subject to approval of the company’s shareholders, the board of directors has adopted the Magellan Health Services, Inc. 2006 Director Equity Compensation Plan (the “director plan”). The purpose of the director plan is to serve as part of an appropriate and efficient package of compensation arrangements intended to attract, retain and fairly compensate individuals with the appropriate skills and qualifications to serve as directors of the company while increasing participating directors’ stock ownership in the company and thereby further aligning their interests and those of the company’s shareholders. The plan was adopted by the board of directors and will become effective as of the date of the company’s 2006 annual meeting, if approved by the shareholders. The board of directors has the authority to administer and interpret the plan in its discretion. The plan is attached as Appendix B hereto.

Participation

Only directors who are serving at the close of business on the date of an annual meeting of shareholders, or are elected as a director after such date and before the next following annual meeting and designated to participate in the director plan and who have been designated by the board as an “independent director” for purposes of Article III, Section 3 of the company’s by-laws or, although not so designated, is not an officer or employee of the company and does not otherwise participate in the management of the company, are eligible to participate in the plan. Under these rules, seven current directors—consisting of the company’s current directors other than Mr. Shulman and Dr. Lerer—would be eligible to participate in the plan.

Restricted Share and Option Grants

Immediately following the date of each annual meeting in 2006 and 2007, participating directors will be issued awards under the director plan consisting of a number of restricted shares of Ordinary Common Stock (“restricted shares”) and a number of options to purchase Ordinary Common Stock (“options”). The restricted shares and options issued under an award will be subject to certain vesting terms and other restrictions, which are explained in more detail below. An annual award of restricted shares and options for a participating director shall consist of 750 shares of restricted stock and a number of options, valued based on the Black-Scholes option pricing model, equal to the fair market value of 2,250 shares as of the award date, or a lesser number of restricted shares and options as determined by the board if the director’s service commences after an annual meeting of shareholders. The options will expire ten years following the date of award. Notwithstanding the existence of the restrictions on the shares as discussed below, once issued, the share awards may be voted by the director without restriction, and the director will generally have the right to receive dividends and other distributions declared on the shares.

The right to receive restricted shares and options under the director plan will not be assignable or transferable by a participating director other than by will or the laws of descent and distribution, except that the board may permit transfer of options for estate planning purposes.

Restrictions and Vesting

Until the restricted shares and options issued under an award vest, they may not be sold or otherwise disposed of by the director and are subject to forfeiture upon the termination of the director’s services (the “Restrictions”). The Restrictions will lapse and the restricted shares and options will become vested and no longer subject to forfeiture either upon the first anniversary of the issuance of such restricted shares and options under the director plan or the earlier change of control of the company or termination of the director’s services due to death, disability or mandatory retirement. Following the lapse of the Restrictions, options issued under an award will be exercisable at an exercise price equal to 100% of the fair market value of the underlying stock as of the date of issuance of the option. Options not earlier forfeited by the director will expire either ten years following the award date or one year after the director ceases to serve as a director of the company, whichever is earlier.

The sale or other transfer of shares and options issued under the director plan will also be subject to the registration requirements of federal and state securities laws and policies established from time to time by the board with respect to sales of shares and options by the company’s directors.

New Plan Benefits

The following table sets forth information with respect to the share awards under the director plan that would have been granted to the seven independent directors who would have been eligible for participation in the director plan as of March 13, 2006 had the director plan been in effect as of that date. Each director will be entitled to receive 750 shares of restricted stock and 5,760 options.

2006 Director Equity Compensation Plan

	Pro Forma
	Number of Shares Underlying Stock Options	Number of Shares of Restricted Stock
Non-Executive Director Group (7 persons)(1)	40,320	5,250

(1)          The average of the opening and closing prices of the Company’s stock on NASDAQ on March 13, 2006 was $37.12; thus the aggregate value of 3,000 shares was $111,360. The Black-Scholes value of the options on such date was $14.50 per share. The value of the restricted stock awards is not currently determinable, as the grants have not yet been made. However, as of March 13, 2006, the value of the restricted stock grants to the then-eligible directors totaled $194,880 and the value of the option grants to the then-eligible directors totaled $584,640.

Shares Available Under the Plan

Subject to adjustment in connection with any change in the company’s capital stock, 120,000 shares of common stock are reserved and available for awards under the director plan; provided, however, that no more than 15,000 restricted shares in the aggregate may be awarded under the director plan. Shares issued under the director plan may be authorized but unissued or treasury shares. Any shares subject to an award that is forfeited will again be available for grant under the plan. In the event of any recapitalization, stock split, stock dividend, merger or consolidation or similar transaction in which the company is the surviving corporation, the total number of shares which may be issued under the director plan will be appropriately adjusted, as determined by the board in its discretion. In such case, the shares subject to an award and related terms, such as the exercise price of an option, also will be adjusted in a manner that preserves without enlarging the rights of the participant. On March 13, 2006, the closing price of the Ordinary Common Stock on NASDAQ was $37.20 per share.

Amendment and Termination

The director plan may be amended or terminated at any time by action of the board of directors, provided that any amendment will be subject to shareholder approval to the extent required under applicable rules of any stock exchange or automated quotation system upon which the company’s stock is then listed or quoted. Under current NASDAQ rules, an amendment could be adopted that would change the amount of annual awards or the proportions of awards without shareholder approval, but the aggregate shares available under the plan and the number reserved for restricted stock could not be increased without shareholder approval. No termination shall affect the rights in shares or options granted under the plan prior to the date of termination. No “repricing” of stock options is permitted under the director plan.

Certain Federal Income Tax Matters

The following is a brief summary of the federal income tax consequences generally applicable to a participating director and the company with respect to awards under the director plan based on federal income tax laws in effect on the date of this proxy statement. This summary is provided for the information of shareholders considering how to vote on this proposal and is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise, or other tax laws other than federal income tax law. Awards under the plan are intended to be exempt from IRC Section 409A, and this discussion assumes that such exemptions will apply. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, Magellan advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the director plan.

The recognition of income from an award of restricted stock for federal income tax purposes will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture or are transferable. At the time the restrictions lapse, the director will recognize ordinary income equal to the then fair market value of the stock less any amount paid for the stock. The director may, however, make an election to include the value of the shares in gross income in the year of the award despite such restrictions. Generally, the company will be entitled to deduct as a business expense in the year the director includes the compensation in income an amount equal to the amount of compensation the director includes in income.

Non-qualified options granted to directors will not be taxable to the director at grant but generally will result in taxation at exercise, at which time the director will recognize ordinary income in an amount equal to the difference between the option’s exercise price plus any amount paid at grant and the fair market value of the shares on the exercise date. The company will be entitled to deduct a corresponding amount as a business expense in the year the director recognizes this income.

Additional Information

The director plan is not subject to any provisions of ERISA and is not qualified under Section 401(a) of the IRC. The foregoing is only a summary of certain provisions of the director plan and is qualified by reference to the text of the director plan, which is attached as Appendix B.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL NUMBER FOUR
APPROVAL OF THE
EMPLOYEE STOCK PURCHASE PLAN

Subject to approval of the company’s shareholders, the board of directors has adopted the Magellan Health Services, Inc. Employee Stock Purchase Plan (the “stock purchase plan”). The purpose of the stock purchase plan is to provide employees of Magellan and its subsidiaries with an opportunity to be compensated through the benefits of stock ownership and to acquire an interest in the company through the purchase of Ordinary Common Stock. The stock purchase plan was adopted by the board of directors as of February 24, 2006, subject to shareholder approval.

The stock purchase plan provides for the issuance of up to 100,000 shares of Ordinary Common Stock, subject to adjustment in the event of a recapitalization of the company. Shares issued to participants in the plan may be, at the election of the company, either treasury shares or shares originally issued under the plan. The company intends to have the plan qualify as an “employee stock purchase plan” under Section 423 of the IRC. Participants will be offered an opportunity under the stock purchase plan to purchase shares, subject to certain limitations, at 95% of the closing price of the company’s stock on a specified date, as set forth below.

Administration

The stock purchase plan is administered by a committee (the “stock purchase plan committee”) consisting of not less than three members appointed by the chief executive officer of the company, each of whom must be either a director, officer or employee of the company or a subsidiary. The stock purchase plan committee has full authority to make, administer and interpret the rules it considers necessary to administer the stock purchase plan, and any determination or action in connection with the plan will be final on all participants.

The stock purchase plan committee establishes offering periods under the plan which are between three and twelve months in duration, the first of which may not begin before the stock purchase plan is approved by the company’s shareholders, and the last of which may not end later than December 31, 2010. Eligible employees may elect to participate in the plan and to make stock purchases during an offering period. The stock purchase plan committee determines the maximum number of shares available for sale in each offering period. If the total number of shares which participants seek to acquire under the plan exceeds the number of shares then available under the plan for that offering period, then the committee will make a pro rata allocation of the shares available based on the number of shares sought.

Eligibility

In order to be eligible to participate in the stock purchase plan, a person must be employed by the company or any of its subsidiaries on the 60th day preceding the offering date of an offering period and must be designated by the stock purchase plan committee to participate in a particular offering period. The stock purchase plan committee will designate all eligible employees to participate in the stock purchase plan. The stock purchase plan committee may exclude employees who have been employed by the company or any subsidiary for less than two years, employees whose customary employment is 20 hours or less per week and employees whose customary employment is for not more than five months in any calendar year. The stock purchase plan committee may credit the employment service of persons employed by a business acquired by the company for purposes of satisfying this rule. Except for these restrictions, all participating employees will participate in the stock purchase plan on the same basis.

An employee will not be granted an option to participate in the stock purchase plan if immediately after the grant the employee would own shares and/or hold outstanding options with five percent or more of the total voting power of all classes of shares of the company or any subsidiary. An employee will also not be granted an option to participate in the plan which would permit his rights to purchase shares to exceed $25,000 in the fair market value of the shares (determined at the time options are granted) for each calendar year in which such stock option is outstanding.

Participation

In order to participate in the stock purchase plan, an eligible employee who is chosen by the stock purchase plan committee must complete an election notice provided by the company and file it with a designated representative of the company no later than the date specified by the company in the election notice. Payments for shares under the plan are made by payroll deductions from an eligible employee’s base pay which may not exceed 10% of his or her annualized base pay as of the offering date. Unless otherwise adjusted by the stock purchase plan committee, the payroll deductions with respect to an offering period will begin on the first pay date beginning on or after the offering date, and will end with the last pay date ending on or before the termination of the offering period, unless sooner stopped by the participant as provided in the plan.

All payroll deductions made for a participant during an offering period will be credited to his or her account under the plan. Plan accounts will be bookkeeping accounts maintained by the company, and the company will not segregate or hold in trust or escrow the funds in a participant’s account. Participants may elect to change the rate of payroll deductions only for future offering periods. On the offering date for each offering period, a participant will be granted an option to purchase a number of whole shares determined by dividing the amount to be withheld and applied to the offering period by the option price per share of Ordinary Common Stock. The option price will be equal to 95% of the closing price of the company’s stock on NASDAQ on the date of the termination of the offering period. Unless a participant gives written notice of withdrawal prior to the first day of the calendar month that includes the termination of the offering period, or unless the participant’s employment is terminated for any reason prior to the calendar month that includes the termination of the offering period, his or her option for the purchase of shares during an offering period will be exercised automatically on the termination of the offering period. As promptly as practicable after the end of an offering period, the company will deliver shares purchased under the stock purchase plan to a designated broker selected by the stock purchase plan committee to hold the shares in individual accounts for each participant.

Unless sold under a registration statement filed by Magellan under the Securities Act, generally recipients who are officers of Magellan will, in order to resell any shares acquired by them under the stock purchase plan, be required to observe the resale limitations of Rule 144 of the Securities Act. The company plans to file a registration statement registering under the Securities Act the issuance of shares to participants in the stock purchase plan.

A participant may file a written designation of a beneficiary who is to receive shares or cash to a participant’s credit under the plan in the event of a participant’s death. Neither payroll deductions credited to a participant’s accounts not any participant’s rights to receive shares under the plan may otherwise be assigned or otherwise transferred by the participant.

Amendment or Termination of the Plan

The board of directors may at any time terminate or amend the stock purchase plan. No such termination can affect options previously granted under the plan and no amendment can make any change in any option previously granted which would adversely affect the rights of any participant. Any amendment which provides for the sale of more than the maximum number of shares provided under the plan or which permits payroll deductions in excess of 10% of a participant’s base pay, must be approved by the company’s shareholders.

Certain Federal Income Tax Matters

The following is a brief summary of the federal income tax consequences applicable to awards granted under the stock purchase plan based on federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under IRC Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, Magellan advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the stock purchase plan.

The stock purchase plan is intended to be a qualified employee stock purchase plan under Section 423 of the IRC. However, it is not intended to be a tax-qualified retirement plan. In general, participants pay no tax when they enroll in the stock purchase plan or when they purchase shares under the plan, but will realize taxable income at the time the participant sells the shares acquired under the plan.

If the participant observes certain holding period requirements, the participant’s gain on sale will generally be taxed at capital gain rates, but under certain circumstances a portion of the participant’s gain will be treated as ordinary income. Those circumstances will generally occur if the exercise price of the shares is less than 100% of the fair market value of the shares at the beginning of the offering period, or if at the beginning of the period it is unknown what the exercise price will be. The participant’s ordinary income will not be greater than the excess, if any, of the fair market value of the shares at the time of grant over the exercise price (or, if lower, the actual proceeds of sale over the exercise price). If the participant sells the shares only after satisfying the holding period requirements, the company will not be entitled to a deduction.

If the participant sells the shares before satisfying the holding period requirements, then the participant will realize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. The company will be entitled to a corresponding deduction (provided it files appropriate information reporting returns). The remainder of the proceeds of sale will be taxed at capital gains rates.

Additional Information

The stock purchase plan is not subject to any provisions of ERISA. The foregoing is only a summary of certain provisions of the stock purchase plan and is qualified by reference to the text of the stock purchase plan, which is attached as Appendix C.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL NUMBER FIVE
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Following the recommendation of its audit committee, our board of directors has appointed and recommends shareholder ratification of Ernst & Young LLP as our independent auditors for the fiscal year 2006. Representatives of Ernst & Young LLP will be present at the meeting to respond to appropriate questions and to make such statements as they may desire.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

Audit, Audit-Related, Tax and Other Fees

Approval of Audit and Non-Audit Services

Ernst & Young LLP was our independent auditor for the year ending December 30, 2005, and has been selected by our audit committee to be our independent auditor for the year ending December 31, 2006. Under the board’s informal policy, all audit, audit-related, tax and all other services must be pre-approved by the audit committee. The policy does not provide for a de minimus exception to the pre-approval requirements. Accordingly, all of the 2005 fees described below were pre-approved by the full audit committee.

2005 and 2004 Audit, Audit-Related, Tax and Other Fees

The table below sets forth the total fees and expenses billed and expected to be billed by Ernst & Young for audit, audit-related, tax and other services.

Audit, Audit-Related, Tax and Other Fees

	2005 Actual Fees		2004 Actual Fees
Audit Fees(1)	$4,363,910		$4,594,320
Audit-Related Fees(2)	584,866	(3)	199,214
Tax Fees(2)(4)	106,445		93,935	(5)
All Other Fees(2)	—		465,809	(6)
Total Fees(2)	$5,055,221		$5,353,278

(1)          Includes fees and expenses related to the fiscal year audit and interim reviews, notwithstanding when the fees and expenses were billed or when the services rendered.

(2)          Includes fees and expenses for services rendered from January through December of the fiscal year, notwithstanding when the fees and expenses were billed.

(3)          Includes due diligence work related to acquisition activity.

(4)          Includes federal, state and local tax advisory services.

(5)          Represents work related to private letter ruling.

(6)          Includes services rendered in connection with company’s Chapter 11 proceedings.

ADDITIONAL INFORMATION

Shareholder Proposals

In order to be considered for inclusion in our proxy statement and form of proxy relating to the 2007 annual meeting of shareholders, pursuant to Rule 14a-8 of the Securities Exchange Act, all shareholder proposals must be received by our Secretary at our principal offices in Avon, Connecticut, on or before December 19, 2006. Shareholder proposals submitted under Rule 14a-8 must also comply with the other requirements set forth in Rule 14a-8. In addition, under our by-laws, any shareholder proposal for consideration at the 2007 annual meeting of shareholders submitted outside the processes of Rule 14a-8 will be untimely unless it is received by our Secretary at least 90 days prior to the anniversary of the 2006 annual meeting of stockholders (February 15, 2007) and is otherwise in compliance with the requirements set forth in our bylaws.

Solicitation

All costs and expenses associated with soliciting proxies will be borne by us. In addition to the use of the mails, proxies may be solicited by the directors, officers and our employees by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our common stock held of record by such persons, and we will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith. In addition, we have retained MacKenzie Partners, Inc., a proxy soliciting firm, to assist in the solicitation of proxies and will pay that firm a fee of $6,500, plus reimbursement for out-of-pocket expenses. The company will bear the total amount of those fees and expenses.

OTHER MATTERS

As of the date of this proxy statement, the board of directors is not aware of any other business or matters to be presented for consideration at the meeting other than as set forth in the notice of meeting attached to this proxy statement. However, if any other business shall come before the meeting or any adjournment or postponement thereof and be voted upon, the enclosed proxy shall be deemed to confer discretionary authority on the individuals named to vote the shares represented by such proxy as to any such matters.

REQUESTS FOR MORE INFORMATION

We will provide without charge to each beneficial holder of our common stock on the record date, upon the written request of any such person, a copy of our Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission. We will also provide to any person without charge, upon request, a copy of our Code of Ethics for Directors, Code of Ethics for Covered Officers and Corporate Compliance Handbook for all employees. Any such requests should be made in writing to the Investor Relations Department, Magellan Health Services, Inc., 55 Nod Road, Avon, Connecticut 06001. Our 2005 Annual Report, Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (without exhibits), Code of Ethics for Directors, Code of Ethics for Covered Officers, Corporate Compliance Handbook, and other Securities and Exchange Commission filings are also available on the Internet at www.magellanhealth.com. We intend to disclose future amendments to the provisions of the codes of ethics and handbook and waivers from such codes of ethics and handbook, if any, made with respect to any of our directors and executive officers on our Internet site.

Appendix A

MAGELLAN HEALTH SERVICES, INC.

2006 MANAGEMENT INCENTIVE PLAN

TABLE OF CONTENTS

1.	Purpose		1
2.	Administration		1
	(a)	Committee	1
	(b)	Authority	1
	(c)	Delegation and Advisers	1
	(d)	Limitation of Liability and Indemnification	2
3.	Participants		2
4.	Type of Awards		2
5.	Common Stock Available Under the Plan		2
	(a)	Basic Limitations	2
	(b)	Additional Shares	2
	(c)	Business Acquisition Grants	3
6.	Stock Options		3
	(a)	Generally	3
	(b)	Exercise Price	3
	(c)	Payment of Exercise Price	3
	(d)	Exercise Period	4
	(e)	Limitations on Incentive Stock Options	4
	(f)	Additional Limitations on Incentive Stock Options for Ten Percent Shareholders	4
7.	Stock Appreciation Rights		4
	(a)	Generally	4
	(b)	Exercise Period	4
8.	Restricted Stock Awards		5
	(a)	Generally	5
	(b)	Payment of the Purchase Price	5
	(c)	Additional Terms	5
	(d)	Rights as a Shareholder	5

A-i

9.	Stock Units		5
	(a)	Generally	5
	(b)	Settlement of Stock Units	6
	(c)	Definitions	6
10.	Performance-Based Awards		6
	(a)	Generally	6
	(b)	Business Criteria	6
	(c)	Establishment of Performance Goals	6
	(d)	Certification of Performance	7
	(e)	Modification of Performance-Based Awards	7
11.	Foreign Laws		7
12.	Certain Terminations of Employment; Forfeitures		7
	(a)	Forfeiture of Unsettled Awards	7
	(b)	Effect on Settled Awards	7
	(c)	Timing	8
	(d)	Determination from the Committee	8
	(e)	Condition Precedent	8
	(f)	Enforceability	8
13.	Adjustment Provisions		8
14.	Nontransferability		9
15.	Other Provisions		9
16.	Fair Market Value		9
17.	Withholding		9
18.	Employment Rights		10
19.	Tax Compliance		10
	(a)	Certain Limitations on Awards to Ensure Compliance with Section 409A	10
	(b)	Certain Terms Relating to Code Section 409A	10
	(c)	Unfunded Plan	10
20.	No Fractional Shares		10
21.	Duration, Amendment and Termination		10
22.	Governing Law		11
23.	Effective Date		11

A-ii

Index of Defined Terms

Section Where
Term	Defined or First Used
Awards	4
Code	2(a)
Committee	2(a)
Common Stock	5(a)
Company.	1
Dividend Equivalent Right.	9(c)
Effective Date.	23
Exchange Act	2(a)
Fair Market Value	16
Incentive Stock Option	6(a)
Injurious Conduct	12(a)
Non-Employee Director	2(a)
Nonqualified Stock Option.	6(a)
Parent Corporation	6(e)
Performance-Based Awards	10(a)
Plan	1
Restricted Stock Award	8
Stock Appreciation Rights	7
Stock Options	6
Stock Unit	9(c)
Subsidiary Corporation	6(e)

A-iii

MAGELLAN HEALTH SERVICES, INC.

2006 MANAGEMENT INCENTIVE PLAN

1.   Purpose.   The Magellan Health Services, Inc. 2006 Management Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as officers and employees of Magellan Health Services, Inc., a Delaware corporation (the “Company”), and its subsidiaries and affiliates, by providing them with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling their personal responsibilities for achievement of the Company’s objectives.

2.   Administration.

(a)   Committee.   The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company from among its members and shall be comprised, unless otherwise determined by the Company’s Board of Directors, solely of not less than two (2) members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors may perform any function of the Committee hereunder, in which case references to the Committee shall be deemed to include the Board. The foregoing notwithstanding, no action or decision of the Committee shall be void or deemed not duly authorized solely because a member of the Committee did not meet a qualification requirement set forth in this Section 2(a).

(b)   Authority.   The Committee is authorized, subject to the provisions of the Plan, to make and administer grants under the Plan (including to determine the terms and conditions of Awards granted and to waive conditions initially established for grants, including to accelerate vesting and to extend the exercisability of grants, except as specifically restricted by this Plan) and to establish such rules and regulations as it deems necessary for the proper administration of the Plan, including to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable to carry out its purposes. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives.

(c)   Delegation and Advisers.   The Committee may delegate to one or more of its members (including to a designated subcommittee), to management of the Company, to counsel for or advisors or consultants to the Committee or to one or more other agents appointed by the Committee, such administrative duties as the Committee may deem advisable; provided, such delegation does not adversely effect the exemption provided by Rule 16b-3 of the Exchange Act, prevent an Award from qualifying as a Performance-Based Award, if so intended, complying with Section 157 of the Delaware General Corporation Law and otherwise complying with applicable law. The Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent, shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

(d)   Limitation of Liability and Indemnification.   No member of the Committee and no officer or employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member or officer or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any officer of the Company or any employee of the Company, a subsidiary or an affiliate designated to act on behalf of the Company or the Committee with regard to the Plan, and may indemnify any counsel or advisors appointed by the Company to assist it in carrying out its responsibilities hereunder, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act in connection with the Plan to the same extent and on the same terms and conditions as indemnity is provided to officers of the Company in accordance with the Company’s Bylaws (except that indemnity to counsel and advisors is not mandatory), including advancing costs and expenses incurred by them in the defense of claims relating thereto.

3.   Participants.   Participants will consist of such officers and employees of the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Awards.

4.   Type of Awards.   Awards under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock Awards and (d) Stock Units (each as described below, and collectively, the “Awards”). Any Award  may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 10 hereof. Awards granted under the Plan shall be evidenced by an agreement (which need not be identical with respect to each grant or grantee) that may provide additional terms and conditions associated with such Awards, as determined by the Committee in its sole discretion, provided, however, that in the event of any conflict between the provisions of the Plan and any such agreement, the provisions of the Plan shall prevail. Nothing contained herein shall prevent the Company from making cash bonus payments or providing other Awards  pursuant to any employment agreement, bonus plan or arrangement or other compensation or benefit plan or program.

5.   Common Stock Available Under the Plan.

(a)   Basic Limitations.   The aggregate number of shares of capital stock of the Company that may be delivered in connection with Awards granted under this Plan shall be 2,750,000 shares of Ordinary Common Stock (the “Common Stock”), which may be authorized and unissued shares or treasury shares or may be purchased on the open market or by private purchase, provided that the maximum number of shares of Common Stock that may be delivered in connection with Restricted Stock Awards or Stock Units shall be 300,000. The number of shares of Common Stock that may be delivered under the Plan shall be subject to adjustments in accordance with Section 13 hereof and Sections 5(b) and 5(c) hereof. The maximum number of shares of Common Stock with respect to which Awards may be granted to or measured with respect to any individual participant under the Plan in any one calendar year shall not exceed 2,000,000 (subject to adjustments made in accordance with Section 13 hereof.

(b)   Additional Shares.   Any shares of Common Stock which are: (i) underlying a Stock Option or Stock Appreciation Right which is cancelled or terminated without having been exercised, including due to expiration or forfeiture, (ii) subject to Restricted Stock Awards or Stock Units which are cancelled, terminated or forfeited, (iii) not delivered to a participant because all or a portion of a Restricted Stock

Award or Award of Stock Units is settled in cash, or (iv) withheld in connection with a Restricted Stock Award or Stock Units to satisfy tax withholding obligations, shall in each case again be available for Awards under the Plan (with shares subject to such Restricted Stock Awards or Stock Units again available for those types of Awards). Any shares of Common Stock covered by a Stock Option or Stock Appreciation Rights shall be deemed to be delivered upon exercise with respect to such underlying shares even if the net number of shares delivered to the participant is less than the number of shares underlying the Award (as would occur, for example, upon a net exercise of options, upon a settlement of Stock Appreciation Rights in cash or for a net number of shares, upon a stock-for-stock exercise of Stock Options, or upon share withholding to satisfy tax obligations upon exercise of Stock Options or Stock Appreciation Rights). The preceding sentences of this Section shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards delivered in connection with Awards, or generally available for Awards, but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Awards may be granted to any individual participant in any calendar year under the Plan.

(c)   Business Acquisition Grants.   In connection with the acquisition of any business by the Company or any of its subsidiaries or affiliates, any then outstanding  options or other similar rights or other equity awards pertaining to such business may be assumed or replaced by Awards under the Plan upon such terms and conditions as the Committee determines in its sole discretion and, to the extent any shares of Common Stock are to be delivered as Awards under the Plan in replacement for any such grants, awards, options or rights of another business, such shares shall be in addition to those available for the grant of Awards as provided by Sections 5(a) and 5(b).

6.   Stock Options.

(a)   Generally.   Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be “incentive stock options” (“Incentive Stock Options”), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions, including vesting (which may be accelerated, including upon a change of control of the Company), consistent with the Plan as the Committee may impose or determine from time to time, subject to the following limitations.

(b)   Exercise Price.   Each Nonqualified Stock Option granted hereunder shall have a per-share exercise price as the Committee may determine on the date of grant, but not less than 100% of the Fair Market Value of a share at the date of grant

(c)   Payment of Exercise Price.   The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, or, in the case of Nonqualified Stock Options, by directing the Company to withhold shares otherwise deliverable upon exercise to satisfy the exercise price. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price as long as such transaction does not constitute an impermissible loan to an executive officer under Section 13(k) of the Exchange Act (Section 402 of the Sarbanes-Oxley Act of 2002). To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option.

(d)   Exercise Period.   Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement on the date of grant.

(e)   Limitations on Incentive Stock Options.   Incentive Stock Options may be granted only to participants who are employees of the Company or of a “Parent Corporation” or “Subsidiary Corporation” (as defined in Sections 424(e) and (f) of the Code, respectively) on the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any Parent Corporation or Subsidiary Corporation) shall not exceed one hundred thousand dollars ($100,000); provided, however, that if such $100,000 limit is exceeded, the excess Incentive Stock Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten (10) years after the date it is granted.

(f)   Additional Limitations on Incentive Stock Options for Ten Percent Shareholders.   Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation, unless the exercise price of the option is fixed at not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five (5) years from the date of grant of such option.

7.   Stock Appreciation Rights.

(a)   Generally.   The Committee may, in its discretion, grant Stock Appreciation Rights, including a concurrent grant of Stock Appreciation Rights in tandem with any Stock Option grant. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, as determined by the Committee, in an amount equal to the excess of (i) the Fair Market Value, or other specified valuation (which may not exceed Fair Market Value), of a specified number of shares of Common Stock on the date the right is exercised over (ii) the Fair Market Value of such shares of Common Stock on the date the right is granted, or other specified amount (which may not be less than Fair Market Value), all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement shall reflect the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions including vesting (which may be accelerated, including upon a change of control of the Company, subject to Section 19(a)), as the Committee shall impose or determine from time to time; provided, however, that if a Stock Appreciation Right is granted in connection with a Stock Option, the Stock Appreciation Right shall become exercisable and shall expire according to the same vesting and expiration rules as the corresponding Stock Option, unless otherwise determined by the Committee

(b)   Exercise Period.   Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions including vesting (which may be accelerated, including upon a change of control of the Company, subject to Section 19(a)), as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten

(10) years after the date it is granted; and provided further, that the time of exercise of any SAR intended to be a 409A Award shall conform to applicable requirements of Code Section 409A. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or  circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

8.   Restricted Stock Awards.

(a)   Generally.   The Committee may, in its discretion, grant Restricted Stock Awards consisting of Common Stock issued or transferred to participants with or without cash or other payment therefor in whole or in part. Each participant granted a Restricted Stock Award shall execute and deliver to the Company an agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock

(b)   Payment of the Purchase Price.   If the Restricted Stock Award requires payment therefor, the purchase price of any shares of Common Stock subject to a Restricted Stock Award may be paid in any manner authorized by the Committee, which may include any manner authorized under the Plan for the payment of the exercise price of a Stock Option. Restricted Stock Awards may also be made solely in consideration of services rendered to the Company or its subsidiaries or affiliates. This may include treating services between the grant date and the date of issuance as payment of lawful consideration equal to the par value of the Restricted Stock Award.

(c)   Additional Terms.   Restricted Stock Awards may be subject to such terms and conditions including vesting (which may be accelerated, including upon a change of control of the Company), as the Committee determines appropriate, including, without limitation, (i) restrictions on the sale or other disposition of such shares, and (ii) the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods, the participant’s competition with the Company, or the participant’s breach of other obligations to the Company. Restricted Stock Awards not subject to a vesting requirements are authorized hereunder. Restricted Stock Awards may constitute Performance-Based Awards, as described in Section 10 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.

(d)   Rights as a Shareholder.   The participant shall have, with respect to the shares of Common Stock subject to a Restricted Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to vote the shares, except as may be otherwise provided in a Restricted Stock Award agreement as determined by the Committee. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the participant or withheld by the Company for the participant’s account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms (which may be accelerated, including upon a change of control of the Company) as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the participant upon the release of restrictions on such shares and, if such share is forfeited, the participant shall have no right to such cash dividends or stock dividends.

9.   Stock Units.

(a)   Generally.   The Committee may, in its discretion, grant Stock Units (as defined in subsection (c) below) to participants hereunder. Stock Units may be subject to such terms and conditions including vesting (which may be accelerated, including upon a change of control of the Company, subject to Section 19(a)), as the Committee determines appropriate. Stock Units may constitute Performance-Based Awards, as described in Section 10 hereof. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Stock Units may be 409A

Awards or Non-409A Awards, based upon their terms; the Committee may include elective deferral features for Stock Units in its discretion. Shares of Common Stock issued pursuant to this Section 9 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined in subsection (c) below).

(b)   Settlement of Stock Units.   Shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash equal to the value of the shares of Common Stock which would otherwise be distributed to the participant or partly in cash and partly in shares of Common Stock.

(c)   Definitions.   A “Stock Unit” means a notional account representing a participant’s conditional right to receive at a future date one (1) share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units, and subject to a risk of forfeiture and other terms as specified by the Committee.

10.   Performance-Based Awards.

(a)   Generally.   Any Awards granted under the Plan may be granted in a manner such that the Awards qualify for the performance-based compensation exemption of Section 162(m) of the Code (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of performance objectives that are based on one or more of the business criteria described below that apply to the individual participant, one or more business units or the Company as a whole.

(b)   Business Criteria.   The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) revenues; (iv) sales; (v) operating income; (vi) earnings before interest and taxes (EBIT); (vii) earnings before interest, taxes, depreciation and amortization (EBITDA); (viii) segment profit, as defined in the company’s financial statements; (ix) working capital targets; (x) return on equity; (xi) return on capital or return on assets; (xii) expenses or expense ratios; (xiii) cash flow, free cash flow, cash flow return on investment, net cash provided by operations, or economic profit created; (xiv) market price per share;  (xv) total return to shareholders, and (xvi) specific strategic or operational business criteria, including market penetration, geographic expansion, new concept development goals, new products, new projects, or new ventures, customer satisfaction, staffing, training and development goals, goals relating to acquisitions, divestitures, affiliates and joint ventures.  Business criteria may be measured on a consolidated basis, by department, group or business unit, or for specified subsidiaries or affiliates of the Company. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a ratio, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(c)   Establishment of Performance Goals.   With respect to Performance-Based Awards, the Committee shall establish in writing (i) the performance goals applicable to a specified performance period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (ii) the individual employees or class of employees to which such performance goals apply; provided, however, that such performance goals shall be established in writing no later than ninety (90) days after the commencement of the applicable performance period (but in no event after twenty-five percent (25%) of such performance period has elapsed). Performance periods may be of any length, as specified by the Committee.

(d)   Certification of Performance.   No Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until there has been certified in writing by or on behalf of the Committee that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

(e)   Modification of Performance-Based Awards.   With respect to any Awards or the cash denominated awards under Section 10(f) intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted, vested or payable upon the attainment of such performance goal.

11.   Foreign Laws.   The Committee may grant Awards to individual participants who are subject to the tax and other laws of nations other than the United States, which Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws and local compensation customs and practices, and that may differ from those applicable to other participants. The Committee may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 11 and no action may be taken which would result in a violation of the Exchange Act or any other applicable law.

12.   Certain Terminations of Employment; Forfeitures.

(a)   Forfeiture of Unsettled Awards.   Unless the Committee or any agreement relating to Awards under this Plan shall otherwise provide, a participant shall forfeit all Awards he or she holds at the time and which have not been settled under this Plan (other than fully vested Restricted Stock Awards and vested Stock Units that have been deferred at the election of the participant) if:

(i)    the participant’s employment with the Company or with any Parent Corporation or Subsidiary Corporation is terminated for willful, deliberate, or gross misconduct in the performance of the participant’s duties to the Company, Parent Corporation or Subsidiary Corporation, as determined by the Committee in its good faith judgment, or any other event which constitutes “cause” under an employment agreement to which such participant is a party; or

(ii)   following the participant’s termination of employment with the Company or with any Parent Corporation or Subsidiary Corporation and for a period of one (1) year thereafter, the participant engages in any business or enters into any employment relationship in violation of any non-competition obligation which such participant has to the Company,  a Parent Corporation or Subsidiary Corporation or in violation of any restriction to which the participant is subject on, directly or indirectly, soliciting the employment of or any business from, or employing or doing business with, any of the employees or former employees of the Company (or any Parent Corporation or Subsidiary Corporation) or any customer or supplier to the Company (or any Parent Corporation or Subsidiary Corporation), or any other party with which the Company (or any Parent Corporation or Subsidiary Corporation) has a business relationship (including any such obligation or restriction contained in any agreement pursuant to which  any Award is provided or any other agreement), and  the Committee in its sole discretion has determined the results of such violation to have been injurious to the Company’s business interests.

The activities described in (i) and (ii) above are hereafter referred to as “Injurious Conduct”.

(b)   Effect on Settled Awards.   A forfeiture of Awards provided by Section 12(a) upon the Committee determining that a participant has engaged in Injurious Conduct during the course of his employment or during the one (1) year period following his or her termination of employment, shall not relieve the participant of any liability he or she may have to the Committee as a result of engaging in the Injurious Conduct.  In addition, the Committee may provide, in any Award agreement, for a forfeiture of gains previously realized upon exercise, lapse of restrictions or settlement of an Award (commonly referred to as a “clawback”) in the event of Injurious Conduct by a participant during employment or a specified period following employment.

(c)   Timing.   The Committee shall exercise the right of forfeiture provided to the Company in this Section 12 within ninety (90) days after the discovery of the activities giving rise to the Company’s right of forfeiture, which activities must have occurred no later than twelve (12) months after the participant’s termination of employment.

(d)   Determination from the Committee.   A participant may make a request to the Committee in writing for a determination regarding whether any proposed business or activity would constitute Injurious Conduct. Such request shall fully describe the proposed business or activity. The Committee shall respond to the participant in writing and the Committee’s determination shall be limited to the specific business or activity so described.

(e)   Condition Precedent.   Unless the Committee or any agreement relating to Awards under this Plan shall otherwise provide, all Awards shall be considered awarded under this Plan subject to the applicability of this Section 12.

(f)   Enforceability.   The purpose of this Section 12 is to protect the Company (and any Parent Corporation and Subsidiary Corporations) from Injurious Conduct. To the extent that this Section 12 is not fully enforceable as written, the unenforceable provisions shall be modified so as to provide the Company with the fullest protection permitted by law.

13.   Adjustment Provisions.   Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Common Stock deliverable under all Awards stated in Section 5(a), the maximum number of shares of Common Stock available for Restricted Stock Awards and Stock Units under Section 5(a), and the maximum number of shares of Common Stock with respect to which Awards may be granted to or measured with respect to any one person during any period stated in Section 5(a) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, spin-offs, dividends in kind, or other relevant changes in capitalization, or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. With respect to outstanding Awards, each participant has a legal right to the equitable adjustment provided hereunder, in order to preserve without enlarging the participant’s rights with respect to such Awards. Any adjustment in Incentive Stock Options under this Section 13 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act and which otherwise is permissible under Code Section 409A. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

14.   Nontransferability.   Each Award granted under the Plan to a participant (other than unrestricted Stock Awards and vested Restricted Stock Awards) shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution or beneficiary designation. Notwithstanding the foregoing, at the discretion of the Committee, an award of an Award other than an Incentive Stock Option may permit the transferability of an Award by a participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the grant of the Award.

15.   Other Provisions.   The grant of any Award under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other participant) as the Committee determines appropriate, including, without limitation, provisions for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Award, provisions for the acceleration of exercisability or vesting of Awards (subject to Section 19(a)), performance conditions other than those imposed under Section 10, or provisions to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Plan.

16.   Fair Market Value.   For purposes of this Plan and any Awards awarded hereunder, Fair Market Value on any given date means the fair market value of the shares of Common Stock determined by such methods or procedures as shall be established from time to time by the Board of Directors. Unless otherwise determined by the Board of Directors, (i) if the Common Stock is listed on a national securities exchange or is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) on a last sale basis, the average of the opening price and the closing price reported as having occurred on such date, or, if there is no sale on such date, then on the last preceding date on which such a sale was reported, or (ii) if the Common Stock is not listed on a national securities exchange nor quoted in NASDAQ on a last sale basis, the amount determined by the Committee (or in accordance with procedures approved by the Committee) to be the fair market value based upon a good faith attempt to value the Common Stock accurately.

17.   Withholding.   All payments or distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), require, or permit an election by, an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by having the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at minimum statutory withholding rates.

18.   Employment Rights.   Neither the Plan nor any action taken hereunder shall be construed as giving any participant the right to be retained in the employ or service of the company or any of its subsidiaries or affiliates.

19.   Tax Compliance

(a)   Certain Limitations on Awards to Ensure Compliance with Section 409A.   For purposes of this Plan, references to an Award term or event (including any authority or right of the Company or a participant) being “permitted” under Section 409A shall mean, for a 409A Award, that the term or event will not cause the participant to be liable for payment of interest or a tax penalty under Section 409A and, for a Non-409A Award, that the term or event will not cause the Award to be treated as subject to Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the participant with respect to the Award, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A, any distribution subject to Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Section 409A(a)(2)(B)(i) shall not occur earlier than the earliest time permitted under Section 409A(a)(2)(B)(i), any distribution triggered by a participant’s termination of employment and intended to qualify under Section 409A(a)(2)(A)(i) shall be made only at such time as the participant has had a “separation from service” within the meaning of Section 409A(a)(2)(A)(i),  and any authorization of payment of cash to settle a Non-409A Award shall apply only to the extent permitted under Section 409A for such Award.

(b)   Certain Terms Relating to Code Section 409A.   “409A Awards” means Awards that constitute a deferral of compensation under Code Section 409A and regulations thereunder. “Non-409A Awards” means Awards other than 409A Awards (including those exempt as “short-term deferrals” under Proposed Treasury Regulation § 1.409A-1(b)(4) and any successor regulation). Although the Committee retains authority under the Plan to grant Options, SARs and Restricted Stock on terms that will qualify those Awards as 409A Awards, Options, SARs, and Restricted Stock are intended to be Non-409A Awards unless otherwise expressly specified by the Committee.

(c)   Unfunded Plan.   Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan (excluding Restricted Stock), such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

20.   No Fractional Shares.   No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

21.   Duration, Amendment and Termination.   No Award shall be initially granted more than ten (10) years after the latest date upon which the Plan (including any amendment and restatement of the Plan) has been approved by shareholders, but Awards outstanding at that time shall remain outstanding and governed by the terms of the Plan. The Company may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no amendment of the Plan may be made without approval of holders of a majority of the voting power of the Common Stock  (as defined in the Company’s Amended and Restated Certificate of Incorporation as in effect immediately after the Effective Date), voting together as a single class, if the amendment will: (i) increase the aggregate number of shares of Common Stock that may be delivered through Awards under the Plan; (ii) increase the maximum number of shares or cash that may be awarded to any participant under Section 5 hereof; (iii) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; or (iv) modify the Plan so as to materially broaden eligibility for participation in the Plan; provided, however, that adjustments authorized under Section 13 are not subject to shareholder approval under this Section 21. Without the approval of shareholders, the Committee will not amend or replace previously granted Options or SARs in a transaction that constitutes a “repricing.”  For this purpose, a “repricing” means: (1) amending the terms of an Option or SAR after it is granted to lower its exercise price; (2) any other action that is treated as a repricing under generally accepted accounting principles; and (3) canceling an Option at a time when its strike price is equal to or greater than the fair market value of the underlying Stock, in exchange for another Option, SAR, Restricted Stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. A cancellation and exchange described in clause (3) of the preceding sentence will be considered a repricing regardless of whether the Option, Restricted Stock or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Option holder. Adjustments to awards under Section 13 will not be deemed “repricings,” however.

22.   Governing Law.   This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

23.   Effective Date.   This Plan has been adopted by the Board of Directors of the Company and shall be effective as of the date of approval by the Company’s shareholders at the 2006 Annual Meeting of Shareholders, by the affirmative vote of a majority of the voting power present in person or by proxy and entitled to vote generally in the election of directors and entitled to vote on the matter of approval of this Plan. Such shareholder approval shall be a condition to the right of each participant to receive any Awards hereunder. Any Awards granted under the Plan prior to such shareholder approval shall be effective as of the date of grant (unless, with respect to any Award, the Committee specifies otherwise at the time of grant), but no such Award may be exercised or settled and no restrictions relating to any Award may lapse prior to such shareholder approval and, if such shareholder approval is not obtained as provided hereunder, any such Award shall be cancelled.

Appendix B

MAGELLAN HEALTH SERVICES, INC.

2006 DIRECTOR EQUITY COMPENSATION PLAN

1.                 Purposes. The purpose of this 2006 Director Equity Compensation Plan (the “Plan”) is to serve as part of an appropriate and efficient package of compensation arrangements intended to attract, retain and fairly compensate individuals with the appropriate skills and qualifications to serve as directors of Magellan Health Services, Inc. (the “Company”) while increasing participating directors’ stock ownership in the Company and thereby further aligning their interests and those of the Company’s shareholders. The amount, timing and other terms of cash compensation that may be paid by the Company to directors are not governed by this Plan. In addition, adoption of this Plan shall not limit the authority of the Board to adopt other compensation programs in which directors may participate.

2.                 Definitions. In addition to the terms defined in Section 1, the following terms shall be defined as set forth below:

(a)          “Administrator” shall have the meaning set forth in Section 11.b.

(b)         “Annual Award Date” shall have the meaning set forth in Section 5.a.

(c)          “Annual Award” shall have the meaning set forth in Section 5.a.

(d)         “Black-Scholes Valuation” means the present value of an Option as of the date in question, calculated by means of the Black-Scholes option pricing model, so called, as calculated by a qualified financial analyst or compensation expert based on historical market price information and assumptions as to rates of interest and other factors which the Board believes are reasonable under the circumstances.

(e)          “Board” means the Board of Directors of the Company as then constituted.

(f)            “Change of Control” means the first to occur after the effective date of this Plan of any of the following events:

(i)             any “person,” as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), acquires Voting Stock (as defined below) and immediately thereafter is a “beneficial owner,” as such term is used in Rule 13d-3 promulgated under the Exchange Act, of 30% or more of the Voting Stock of the Company;

(ii)         the majority of the Board of Directors of the Company consists of individuals other than “Continuing Directors,” which shall mean the members of the Board on the effective date of the Plan; provided that any person becoming a director subsequent to the date hereof whose election or nomination for election was supported by two-thirds of the directors who then comprised the Continuing Directors, shall be considered to be a Continuing Director;

(iii)     the Board of Directors of the Company adopts and, if required by law or the certificate of incorporation of the Company, the shareholders approve the dissolution of the Company or a plan of liquidation or comparable plan providing for the disposition of all or substantially all of the Company’s assets, and all material conditions to such transactions have been satisfied;

(iv)       all or substantially all of the assets of the Company are disposed of pursuant to a merger, consolidation, share exchange, reorganization or other transaction unless the shareholders of the Company immediately prior to such merger, consolidation, share exchange, reorganization or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they previously owned the Voting Stock or other ownership interests of the Company, a majority of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company; or

(v)           the Company merges or combines with another company and, immediately after the merger or combination, the shareholders of the Company immediately prior to the merger or combination own, directly or indirectly, 50% or less of the Voting Stock of the successor company with the proportionate ownership of individual shareholders not substantially changed, provided that in making such determination there shall be excluded from the number of shares of Voting Stock held by such shareholders, but not from the Voting Stock of the successor company, any shares owned by affiliates of such other company who were not also affiliates of the Company prior to such merger or combination.

For purposes of this Section 2(f), the term “Voting Stock” shall mean the Company’s Ordinary Common Stock and any other capital stock which entitles the holder thereof to vote (either as part of a voting group or generally) in the election of directors.

(g)          “Disability” means a Qualifying Director’s termination of service as a director of the Company due to physical or mental incapacity of long duration which renders such person unable to perform the duties of a director of the Company.

(h)         “Fair Market Value” means, with respect to Shares, the fair market value of such Shares determined by such methods or procedures as shall be established from time to time by the Board. Unless otherwise determined by the Board, the Fair Market Value of a Share as of any given date means the average of the opening and closing prices of the Shares reported on the NASDAQ National Market for such date, or, if no Shares were traded on that date, on the next preceding day on which there was such a trade.

(i)            “Mandatory Retirement” means the termination of a directors’ service in accordance with any mandatory retirement policy adopted by the Board and then in effect.

(j)             “Option” means the right, granted to a Qualifying Director under Section 5, to purchase a specified number of Shares at the specified exercise price for a specified period of time under the Plan. All Options will be non-qualified stock options.

(k)         “Restricted Shares” means Shares granted to a Qualifying Director under Section 5, subject to a risk of forfeiture and restrictions on transfer for a specified period as provided in Section 6.

(l)            “Shares” means shares of Ordinary Common Stock of the Company or such other securities as may be substituted for Shares pursuant to Section 9.

(m)     “Qualifying Annual Meeting” shall mean the annual meeting of shareholders held in 2006 or thereafter.

(n)         “Qualifying Director” means a person who (i) is serving as a director of the Company at the close of business on the date of a “Qualifying Annual Meeting,” or is elected as a director of the Company after each such date and before the next following annual meeting of shareholders of the Company and is designated by the Board of Directors to participate in the Plan and (ii) has been designated by the Board of Directors as an “independent director” as determined for purposes of Article III, Section 3 of the Bylaws of the Company as from time to time in effect or, although not so designated, is not an officer or employee of the Company or any subsidiary of the Company and does not otherwise participate in the management of the Company and has been designated by the Board of Directors to participate in the Plan.

3.                 Effective Date. The Plan has been adopted by the Board and shall be effective as of the date of approval by the Company’s shareholders at the 2006 annual meeting of shareholders, by the affirmative vote of a majority of the voting power present in person or by proxy and entitled to vote on the matter of approval of this Plan. Such shareholder approval shall be a condition to the right of each participant to receive any awards hereunder.

4.                  Participation. Only Qualifying Directors shall be eligible to participate in the Plan.

5.                 Award of Restricted Shares and Options.

a.                 Time of Award. Immediately following the date of each Qualifying Annual Meeting of the Company (each, an “Annual Award Date”), each Qualifying Director shall be issued by the Company, in consideration of the services to be provided by him or her as a director of the Company for the ensuing year, a number of Restricted Shares and Options determined in accordance with Section 5(b) (an “Annual Award”), subject to adjustment in accordance with Section 9; provided, however, that a lesser number of Restricted Shares and Options, as may be determined by the Board, may be issued to a Qualifying Director whose service as a director commences after a Qualifying Annual Meeting and before the next Qualifying Annual Meeting; and provided further, that the issuance of shares of Restricted Stock will be delayed for ten days, with the performance of services during such period being deemed payment of lawful consideration having a value at least equal to the par value of the Restricted Stock.

b.                Determination of Awards. The Annual Awards shall consist of: (i) 750 Restricted Shares, and (ii) a number of Options with an aggregate value, determined on the basis of a Black-Scholes Valuation as of the Annual Award Date, equal to the Fair Market Value on the Annual Award Date of 2,250 Shares. All such Options shall be awarded with an exercise price equal to 100% of the Fair Market Value of a Share as of the Annual Award Date and shall expire on the earlier of (i) the date which is ten (10) years following the Annual Award Date (or such earlier date as may be specified by the Board prior to award), or (ii) if not otherwise forfeited upon termination of service, one year after the Qualifying Director ceases to serve as a director of the Company for any reason.

c.                 Applicability of Restrictions. The issuance of Restricted Shares and Options hereunder pursuant to each Annual Award shall be subject to the restrictions on transfer and ownership thereof’ provided by Section 6 of this Plan. In addition, the Company shall not be obligated to issue Shares except upon compliance with applicable provisions of law, including federal and state securities laws.

d.                Issuance of Instruments. Certificates representing Restricted Shares shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, the Company shall retain physical possession of the certificate, and the Qualifying Director shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Shares. Upon the lapse of restrictions on the Restricted Shares, the Share certificate shall be released by the Company to the Qualifying Director with any legend relating to such restrictions removed. Options shall be evidenced by award notices in such form as may be adopted from time to time by the Administrator and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Options, until the lapse of such restrictions in accordance with the terms of this Plan.

6.                 Restrictions on Ownership and Transfer of Restricted Shares and Options. Prior to the vesting and lapse of restrictions on Restricted Shares and Options as provided in this Section 6, the Restricted Shares and Options comprising an Annual Award shall not be transferable by the recipient, except by will or the laws of descent and distribution, or to a beneficiary in the event of a Qualifying Director’s death, and will not otherwise be subject to alienation, anticipation, encumbrance, garnishment, attachment, levy, execution or other legal or equitable process, nor subject to the debts, contracts, liabilities or engagement, or torts of any Qualifying Director or his or her beneficiary. Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or take any other action subject to legal or equitable process or encumber or dispose of any interest in the Plan shall be void. Such Restricted Shares and Options shall vest and become non-forfeitable in full at the close of business on the date which is one full year following the Annual Award Date, subject to the following:

a.                 In the event of a Change of Control of the Company or the termination of a Qualifying Director’s service as a director due to his or her death or Disability, the Annual Award, if not previously vested or forfeited, shall immediately vest and become non-forfeitable in full. Following the death or Disability of a Qualifying Director, his or her estate, heirs, distributees or personal representative shall succeed to all of the Qualifying Director’s right, title and interest in and to the Restricted Shares and Options.

b.                In the event of termination of the Qualifying Director’s service as a director due to Mandatory Retirement, the award, if not previously vested or forfeited, shall immediately vest and become non-forfeitable in full.

c.                 Unless otherwise determined by the Board, an award of Restricted Shares and/or Options that has not vested in accordance with this Section 6 at or before the time of termination of the Qualifying Director’s service as a director for any reason other than as set forth in Section 6.a. and b. will cease to vest and will be forfeited upon such termination.

d.                From and after the time vested in accordance with this Section 6, Restricted Shares and Options may only be sold or otherwise transferred in accordance with policies generally established by the Board with respect to sales of shares of the Company by directors of the Company and applicable securities laws.

e.                 Once granted to a Qualifying Director, Restricted Shares may be voted by the Qualifying Director (or his or her successor) without restriction by virtue of the Plan.

f.                   Once granted to a Qualifying Director, Restricted Shares shall, unless otherwise determined by the Board, be entitled to receive cash dividends which are not large, special and non-recurring and which are paid prior to the lapse of the risk of forfeiture on such Restricted Shares. Other dividends will be payable or not payable and subject to adjustment to the Restricted Shares in accordance with Section 9, with the resulting additional Restricted Shares subject to the same terms, including risk of forfeiture, as the Restricted Shares on which the dividend was paid.

g.                 Notwithstanding the foregoing vesting and forfeiture provisions, the Administrator may permit a Qualifying Director to transfer Options to trusts, limited liability companies, partnerships and other like entities solely for the purpose of estate planning, provided that any such transfer is consistent with the registration of any offer and sale of Shares related thereto on Form S-8, S-3 or other applicable registration form as may be used in connection with the Plan, and any such transferee is also subject to the restrictions to which the Qualifying Director is subject under the Plan. In addition, the foregoing vesting and forfeiture provisions shall not impair any change in or exchange of the shares occurring by reason of a merger, consolidation, recapitalization, reorganization or like transaction involving the Company.

7.                 Payment of Option Exercise Price. Prior to the exercise of an Option, the holder thereof shall have none of the rights of a shareholder of the Company. The exercise price of an Option shall be paid to the Company either in cash or by the surrender of Shares or the withholding of Shares from those deliverable upon exercise of the Option, or any combination thereof, or in such other lawful form or manner as may be established by the Administrator.

8.                 Shares Available Under the Plan. Subject to adjustment as provided in Section 9 below, the total number of Shares reserved and available for delivery under the Plan for awards shall be 120,000; provided, however, that no more than 15,000 Restricted Shares in the aggregate may be awarded under the Plan. The Shares delivered under the Plan may consist of authorized and unissued or treasury shares, and Shares underlying Restricted Shares or Options which are forfeited shall be available for future awards.

9.                 Change in Capital Stock. The total number and kind of shares which may be issued under the Plan and that are granted under Section 5 shall be appropriately adjusted for any change in the outstanding Shares through recapitalization, stock split, stock dividend, merger or consolidation in which the Company is the surviving corporation or similar transaction. In such case, the number of shares subject to outstanding Restricted Stock and Options, and related terms (including the exercise price of each Option) also shall be adjusted so as to prevent dilution or enlargement of the rights of participants. Such adjustments and the manner of application thereof shall be determined by the Board in its discretion.

10.          Nonassignability. No rights under this Plan shall be assignable or transferable by a Qualifying Director other than as set forth in the first paragraph of Section 6 or in Section 6.g.

11.          Administration.

a.                 Authority. The Board and the Administrator, acting under the direction of the Board, shall administer and interpret this Plan in accordance with its terms, and shall have all powers necessary to accomplish such purpose. The Board may delegate any or all of its functions to a committee of the Board, provided that the Board shall approve the form and amount of compensation to directors under any provision of the Plan. The Administrator may perform any function of the Board under the Plan, except for adopting material amendments to the Plan and any other function from time to time specifically reserved by the Board to itself. The Board and the Administrator may each appoint agents and delegate thereto powers and duties under the Plan, except as otherwise limited by the Plan.

b.                Administrator. The Administrator shall be the chief legal officer of the Company, or, if that officer is unavailable, the chief financial officer; provided, however, that the Board may designate a different individual or committee to serve as Administrator.

12.          Changes to the Plan and Awards. The Board may amend, suspend, discontinue or terminate the Plan or the award of Restricted Shares and Options under the Plan, without the consent of any other party, including the shareholders of the Company; provided that any amendment shall be subject to shareholder approval if and to the extent then required under applicable rules of the NASDAQ National Market or any other stock exchange or automated quotation system upon which the Shares may then be listed or quoted; and provided further that no such action may materially impair the rights of a recipient of an award previously made without the consent of such recipient. Without the prior approval of the shareholders of the Company, the Board may not amend or replace previously granted Options in a transaction that constitutes a “repricing.” For this purpose, “repricing” means: (i) amending the terms of an Option after it is granted to lower its exercise price; (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) canceling an Option at a time when its exercise price is equal to or greater than the fair market value of the underlying Shares, in exchange for another Option, Restricted Shares or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. Adjustments to Restricted Stock and Options under Section 9 will not be deemed repricings, however.

13.          Governing Law. This Plan, awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflicts of laws).

14.          Tax Compliance.

(a)          Certain Terms Relating to Code Section 409A. “409A Awards” means awards that constitute a deferral of compensation under Section 409A of the Internal Revenue Code of 1986, as amended, and regulations thereunder. “Non-409A Awards” means an award other than 409A Awards (including those exempt as “short-term deferrals” under Proposed Treasury Regulation § 1.409A-1(b)(4) and any successor regulation). Although the Board retains authority under the Plan to grant Options and Restricted Shares on terms that will qualify those awards as 409A Awards, Options and Restricted Shares are intended to be Non-409A Awards unless otherwise expressly specified by the Committee.

(b)         Compliance with Code Section 409A. For purposes of this Plan, references to an award term or event (including any authority or right of the Company or a participant) being “permitted” under Section 409A shall mean (i) for a 409A Award, that the term or event will not cause the participant to be liable for payment of interest or a tax penalty under Section 409A and (ii) for a Non-409A Award, that the term or event will not cause the award to be treated as subject to Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the participant with respect to the award, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A.

Appendix C

MAGELLAN HEALTH SERVICES, INC.

2006 EMPLOYEE STOCK PURCHASE PLAN

1.     PURPOSE.   The purpose of the Magellan Health Services, Inc. 2006 Employee Stock Purchase Plan (the “Plan”), is to provide employees of Magellan Health Services, Inc. (the “Company”) and its subsidiary companies with an opportunity to be compensated through the benefits of stock ownership and to acquire an interest in the Company through the purchase of Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986 (the “Code”). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.     DEFINITIONS.

(a)    “Base Pay” means the compensation payable to an employee by the Company or a designated subsidiary (as defined in Code Section 424(f)) (a “subsidiary”), calculated at that employee’s base salary or standard hourly rate of compensation, but excluding overtime, commissions, shift differential, incentive bonus compensation and compensation payable under any deferred compensation or other fringe benefit plan.

(b)   “Employee” means for each Offering Period (as defined in Section 4) any person who is employed by the Company or by any subsidiary of the Company designated from time to time by the Committee (as defined in Section 13) to participate in such Offering Period.

3.     ELIGIBILITY.

(a)    Any Employee who shall be employed on the 60th day preceding the Offering Date of an Offering Period shall be eligible to participate in the Plan for such Offering Period. Notwithstanding the foregoing, the Committee, in its sole discretion, may credit the employment service of persons employed by a business acquired by the Company or by any subsidiary thereof for the purpose of satisfying the 60-day rule herein.

(b)   Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option:

(i)    If, immediately after the grant such Employee would own shares, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company; or

(ii)   Which permits his rights to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time.

4.     OFFERING PERIODS.   The Committee shall establish the Offering Periods under the Plan which shall be of not less than three months nor more than twelve months duration each, the first of which shall not begin before this Plan is approved by the shareholders of the Company, and the last of which shall end not later than December 31, 2010. The beginning date (the “Offering Date”) and the ending date (the “Termination Date”) of each Offering Period shall be set in advance of each Offering Period by the Committee.

5.     PARTICIPATION.   An eligible Employee may become a participant only by completing an election notice provided by the Company and filing it with the designated representative of the Company no later than the date specified by the Company in the election notice form.

Unless otherwise adjusted in accordance with rules established by the Committee in its sole discretion, payroll deductions for a participant with respect to an Offering Period shall commence with the first pay date beginning on or after the Offering Date, and shall end with the last pay date ending on or before the Termination Date, unless sooner terminated by the participant as provided in Section 10. All Employees granted options under the Plan shall have the same rights and privileges, except that the amount of stock which may be purchased under such option may vary in a uniform manner as described in Section 7.

6.     METHOD OF PAYMENT.   Payments for shares under the Plan may be made only by payroll deductions, as follows:

(a)    If a participant wishes to participate in the Plan, then at the time he files his election notice, he shall elect to have deductions made from his Base Pay at a rate, expressed as a percentage, not to exceed 10% of his annualized Base Pay as of the Offering Date. Any or all amounts withheld during the one-month period immediately preceding the Termination Date in any Offering Period may be applied to the purchase of shares on the Termination Date or to the purchase of shares offered for the next subsequent Offering Period in a manner as may be determined by the Committee, in its sole discretion, but only if such application is administered consistently among all participants during such Offering Period.

(b)   All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account. A participant’s account shall be no more than a bookkeeping account maintained by the Company, and neither the Company nor any subsidiary shall be obligated to segregate or hold in trust or escrow any funds in a participant’s account.

(c)    A participant’s election to have deductions made from his Base Pay shall be effective for all pay dates occurring during the Offering Period which commences immediately following the filing, in accordance with Section 5, of the participant’s election notice and for each subsequent Offering Period until such election is modified or revoked by the participant or until such participant no longer meets the eligibility requirements of Section 3(a). A participant may discontinue his participation in the Plan as provided in Section 10.

A participant may elect to change the rate of payroll deductions at such times and in accordance with such rules as may be prescribed by the Committee; any such change in the rate of payroll deductions shall be applicable only with respect to Offering Periods commencing after a participant files with the Committee an election notice requesting such change.

7.     GRANTING OF OPTION.

(a) Subject to any adjustment under Sections 12 or 17, on the Offering Date for each Offering Period, a participant shall be granted an option to purchase a number of whole shares determined by dividing the amount to be withheld for participation in the Plan and applied to such Offering Period by the option price per share of Common Stock determined in accordance with Section 7(b).

(b)   The option price per share of shares purchased with payroll deductions for a participant will be equal to the 95% of the closing price of the Common Stock on the Association of Securities Dealers Automatic Quotation System (NASDAQ) on the Termination Date. If no shares are traded on any such exchange (or any other national exchange) on either such date, such price shall be determined on the last trading date for such shares immediately preceding the Offering Date or the

Termination Date, as applicable. The closing price shall be determined at the end of the regular trading session and not any extended-hours or after-hours trading sessions.

8.     EXERCISE OF OPTION.   Unless a participant gives written notice of withdrawal pursuant to Section 10(a) or such participant’s payroll deductions are returned in accordance with Section 10(c), his option for the purchase of shares during an Offering Period with payroll deductions will be exercised automatically for him on the Termination Date of that Offering Period. The automatic exercise shall, subject to Sections 12 and 17, be for the purchase of the maximum number of full shares subject to his option which the sum of payroll deductions credited to the participant’s account (without interest) on the Termination Date can purchase at the option price.

9.     DELIVERY.   As promptly as practicable after the end of an Offering Period, the Company will deliver the shares purchased upon the exercise of the option to a designated broker selected by the Company to administer and hold shares in individual accounts established for the benefit of each participant. The Committee, in its sole discretion, may establish procedures to permit a participant to receive such shares directly. Amounts credited to the participant’s account in excess of the amount necessary to pay the option price for the maximum number of full shares subject to his option shall either be refunded to the participant or credited to the participant’s account for the next subsequent Offering Period as may be determined by the Committee, in its sole discretion.

10.   WITHDRAWAL.

(a) A participant may withdraw payroll deductions credited to his account under the Plan by giving written notice to the representative of the Company designated on the election notice form. A participant may withdraw amounts credited to his account at any time prior to the first day of the calendar month that includes the Termination Date or such later date as may be established by the Committee in its sole discretion. All of the participant’s payroll deductions credited to his account will be paid to him (without interest) promptly after receipt of his notice of withdrawal, and no further deductions will be made from his pay during that Offering Period.

(b)   A participant’s withdrawal will not limit his eligibility to participate in any similar plan which may hereafter be adopted by the Company or in any subsequent Offering Period.

(c)    Upon termination of the participant’s employment during an Offering Period for any reason, including death or retirement, the payroll deductions credited to his account for such period (without interest) will be returned to him or, in the case of his death, to the person or persons entitled thereto under Section 14. Notwithstanding the foregoing, the payroll deductions credited to the account of any participant whose employment is terminated during the calendar month that includes the Termination Date shall not be returned but shall instead be used to purchase shares in accordance with Section 8.

11.   NO INTEREST.   No interest shall be accrued or payable with respect to amounts in a participant’s account.

12.   STOCK.

(a) The shares of Common Stock to be sold to participants under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purpose. The maximum number of shares which shall be made available for sale under the Plan shall be 100,000 shares and the maximum number of shares available for sale in each Offering Period shall be determined by the Committee in its sole discretion, subject in each case to adjustment upon changes in capitalization of the Company as provided in Section 17. If the total number of shares for which options are to be exercised for an Offering Period in accordance with Section 8 exceeds the number of shares then available under the Plan for such Offering Period, the Company shall make a pro rata allocation of the shares available based on a fraction, the numerator of which shall be the number of shares with respect to which a participant has an option to purchase for an Offering Period and the denominator of which shall be the number of shares available for purchase, with rounding down for each participant to the nearest whole number.

(b)   A participant will have no interest in shares covered by an option until such option has been exercised.

13.   ADMINISTRATION.   The Plan shall be administered by a Committee (the “Committee”) consisting of not less than three members who shall be appointed by the Chief Executive Officer of the Company. Each member of the Committee shall be either a director, an officer, or an employee of the Company or of a subsidiary thereof. The Committee shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all participants and all persons claiming under or through any participant.

14.   DESIGNATION OF BENEFICIARY.   A participant may file a written designation of a beneficiary who is to receive any shares or cash to the participant’s credit under the Plan in the event of such participant’s death before, on, or after the Termination Date but prior to the delivery of shares and, if applicable, cash. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant’s death of a beneficiary validly designated by him under the Plan, the Company shall deliver such shares or cash to the account of such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares or cash to the account of the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company) the Company, in its discretion, may deliver such shares or cash to the account of the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent, or relative is known to the Company, then to the account of such other person as the Company may designate. No designated beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the shares or cash credited to the participant under the Plan.

15.   TRANSFERABILITY.   Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.   USE OF FUNDS.   All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose.

17.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.   In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares, or dividend payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee to the number and kind of shares as to which outstanding options shall be exercisable and to the option price. No fractional shares shall be issued or optioned in making the foregoing adjustments. All adjustments made by the Committee under this paragraph shall be conclusive and binding on all participants and all persons claiming under or through any participant.

Subject to any required action by the stockholders, if the Company shall be a party to any reorganization involving a merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Committee in its discretion may declare (a) that all options granted hereunder are to be terminated after giving at least ten days’ notice to holders of outstanding options, or (b) that any option granted hereunder shall pertain to and apply with appropriate adjustment as determined by the Committee to the securities of the resulting corporation to which a holder of the number of shares of Common Stock subject to the option would have been entitled. The adoption of a plan of dissolution or liquidation by the Board of Directors and stockholders of the Company shall cause every option outstanding hereunder to terminate on the fifteenth day thereafter, except that, in the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as provided in the preceding sentence, options outstanding hereunder shall be governed by and shall be subject to the provisions of the preceding sentence.

Any issue by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any option, except as specifically provided otherwise in this Section 17. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

18.   AMENDMENT OR TERMINATION.   The Board of Directors of the Company may at any time terminate or amend the Plan. No such termination can affect options previously granted and no amendment can make any change in any option theretofore granted which would adversely affect the rights of any participant. No amendment can be made without prior approval of the stockholders of the Company if such amendment would:

(a)    Require the sale of more shares than are authorized under Section 12; or

(b)   Permit payroll deductions or cash payments at a rate in excess of 10% of a participant’s Base Pay.

19.   NOTICES.   All notices or other communications by a participant to the Company under or in connection with the Plan shall not be deemed to have been duly given until actually received by the representative of the Company designated on the election notice form provided in accordance with Section 5.

20.   PAYEE.   If (i) the Company utilizes a designated broker to administer and hold in individual accounts the shares purchased by the participants, (ii) the Company subsequently cannot ascertain the whereabouts of a participant whose account is held with the designated broker, (iii) after three years from the date of the last purchase by such participant, a notice of such account balance and pending action under this section is mailed to the last known address of such person, as shown on the records of the designated broker or the Company, and (iv) within three months after such mailing, such person has not made written claim therefor, then the Committee may direct that such account balance (including both shares and withholdings) otherwise due to such person be canceled and returned to the Company. Upon such cancellation, the Company or the designated broker shall have no further liability therefor, except that, in the event such person, within one year of the date of the notice referred to in (iii) above, notifies the Company or the broker of his whereabouts and requests the amounts due to him under the Plan, the number of shares (as may be adjusted to reflect any extraordinary corporate event or recapitalization) together with any dividends or other accretions thereon and the amount of withholdings contained in such account so canceled shall be delivered to him as provided herein by the Plan.

PROXY	MAGELLAN HEALTH SERVICES, INC.	PROXY

PROXY FOR 2006 ANNUAL MEETING OF SHAREHOLDERS ON MAY 16, 2006

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven J. Shulman, Chief Executive Officer, and Daniel N. Gregoire, Secretary, and each of them, attorneys with full power of substitution, to vote as directed below all shares of Ordinary Common Stock of Magellan Health Services, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the 2006 Annual Meeting of Shareholders to be held at The Avon Old Farms Inn, 1 Nod Road, Avon, CT 06001, on May 16, 2006, at 9:00 a.m. and at any adjournment or postponement thereof.

1.                                      Election of Directors

☐ FOR Barry M. Smith	☐ WITHHOLD AUTHORITY to vote for Barry M. Smith

☐ FOR René Lerer, M.D.	☐ WITHHOLD AUTHORITY to vote for René Lerer, M.D.

2.                                      Approval of 2006 Management Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.                                      Approval of 2006 Director Equity Compensation Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The directors recommend a vote FOR Items 1, 2, 3, 4 and 5.

(Continued on reverse side)

(Continued from other side)

4.                                      Approval of 2006 Employee Stock Purchase Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.                                      Ratification of Ernst & Young LLP as Independent Auditors for Fiscal Year 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.                                      As such proxies may in their discretion determine in respect of any other business properly to come before said meeting (the Board of Directors knowing of no such other business).

UNLESS THE STOCKHOLDER DIRECTS OTHERWISE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 and 5.

VOTE BY PROXY CARD: Date, sign and return to Proxy Services, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

(Please sign in the same form as name appears hereon. Executors and other fiduciaries should indicate their titles. If signed on behalf of a corporation, give title of officer signing.)	Dated	, 2006

Signature of Stockholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS.